                                    LOAN AGREEMENT



                                    by and between



                               PEREGRINE SYSTEMS, INC.




                                         AND




                              NATIONSBANK OF TEXAS, N.A.




                              Dated:  November 13, 1995

                                  TABLE OF CONTENTS


                                                                      PAGE
SECTION 1   DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . .  1

     1.1    Definitions. . . . . . . . . . . . . . . . . . . . . . . . .  1
     1.2    Accounting Terms . . . . . . . . . . . . . . . . . . . . . .  7
     1.3    Other Terms. . . . . . . . . . . . . . . . . . . . . . . . .  8
     1.4    References . . . . . . . . . . . . . . . . . . . . . . . . .  8
     1.5    Sections . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     1.6    Number and Gender. . . . . . . . . . . . . . . . . . . . . .  8
     1.7    Incorporation of Exhibits. . . . . . . . . . . . . . . . . .  8
     1.8    Certain Other Matters of Construction. . . . . . . . . . . .  8

SECTION 2   CONDITIONS . . . . . . . . . . . . . . . . . . . . . . . . .  9

     2.1    to Initial Advance by Lender . . . . . . . . . . . . . . . .  9
     2.2    Conditions Precedent to Future Advances. . . . . . . . . . . 11

SECTION 3   THE COMMITMENT . . . . . . . . . . . . . . . . . . . . . . . 11

     3.1    Term Loan. . . . . . . . . . . . . . . . . . . . . . . . . . 11
     3.2    Revolving Loan . . . . . . . . . . . . . . . . . . . . . . . 11
     3.3    of Credit. . . . . . . . . . . . . . . . . . . . . . . . . . 12
     3.4    Additional Payments. . . . . . . . . . . . . . . . . . . . . 13
     3.5    Payments . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     3.6    Purpose. . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     3.7    Borrowing Base . . . . . . . . . . . . . . . . . . . . . . . 13
     3.8    Borrowing Procedure for Revolving Note and
            Advancing Term Note. . . . . . . . . . . . . . . . . . . . . 13
     3.9    Assignment of Accounts . . . . . . . . . . . . . . . . . . . 14
     3.10   Prepayment . . . . . . . . . . . . . . . . . . . . . . . . . 14
     3.11   Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

SECTION 4   REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . 15

     4.1    Representations and Warranties of Borrower . . . . . . . . . 15

SECTION 5   AFFIRMATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . 19

     5.1    Covenants of Borrower. . . . . . . . . . . . . . . . . . . . 19

SECTION 6   NEGATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . 24

     6.1    Negative Covenants of Borrower . . . . . . . . . . . . . . . 24

SECTION 7   EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . . . . 27

     7.1    Events of Default. . . . . . . . . . . . . . . . . . . . . . 27

SECTION 8   RIGHTS AND REMEDIES OF LENDER. . . . . . . . . . . . . . . . 30

     8.1    Acceleration . . . . . . . . . . . . . . . . . . . . . . . . 30
     8.2    Additional Rights. . . . . . . . . . . . . . . . . . . . . . 30
     8.3    Termination of Obligations . . . . . . . . . . . . . . . . . 30

SECTION 9   MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . 30

     9.1    Replacement of Prior Loan Agreement. . . . . . . . . . . . . 30
     9.2    Other Advances . . . . . . . . . . . . . . . . . . . . . . . 30
     9.3    No Duty or Special Relationship. . . . . . . . . . . . . . . 31
     9.4    Other Remedies Not Required. . . . . . . . . . . . . . . . . 31
     9.5    NO CONTROL BY LENDER . . . . . . . . . . . . . . . . . . . . 31
     9.6    No Partnership . . . . . . . . . . . . . . . . . . . . . . . 31
     9.7    Past Due Payments. . . . . . . . . . . . . . . . . . . . . . 31
     9.8    Representations and Warranties . . . . . . . . . . . . . . . 32
     9.9    Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     9.10   Binding Effect . . . . . . . . . . . . . . . . . . . . . . . 32
     9.11   Inconsistencies and Conflicts. . . . . . . . . . . . . . . . 32
     9.12   Renewal of Indebtedness. . . . . . . . . . . . . . . . . . . 32
     9.13   No Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . 32
     9.14   APPLICABLE LAW . . . . . . . . . . . . . . . . . . . . . . . 33
     9.15   Amendment. . . . . . . . . . . . . . . . . . . . . . . . . . 33
     9.16   Future Advances. . . . . . . . . . . . . . . . . . . . . . . 33
     9.17   Severability . . . . . . . . . . . . . . . . . . . . . . . . 33
     9.18   Lender's Discretion. . . . . . . . . . . . . . . . . . . . . 33
     9.19   Entire Agreement . . . . . . . . . . . . . . . . . . . . . . 33
     9.20   Counterparts . . . . . . . . . . . . . . . . . . . . . . . . 34
     9.21   Controlling Agreement. . . . . . . . . . . . . . . . . . . . 34
     9.22   Business Loans . . . . . . . . . . . . . . . . . . . . . . . 34
     9.23   ARBITRATION. . . . . . . . . . . . . . . . . . . . . . . . . 34

EXHIBITS

Exhibit A - Form of Borrowing Base and Compliance Certificate

                                    LOAN AGREEMENT


         THIS LOAN AGREEMENT (this "AGREEMENT") is made and entered into this 13th day of November, 1995, by and between PEREGRINE SYSTEMS, INC., a Delaware corporation ("BORROWER"), and NATIONSBANK OF TEXAS, N.A., a national banking association ("LENDER").

                                 W I T N E S S E T H:

         In consideration of the mutual covenants and agreements herein contained, Lender and Borrower agree as follows:

                                      SECTION 1
                                     DEFINITIONS

        1.1 DEFINITIONS. In addition to the defined terms set forth elsewhere herein, the following terms shall have the meanings set forth below:

    "ACCOUNTS", "CHATTEL PAPER", "EQUIPMENT", "FIXTURES", "GENERAL INTANGIBLES", "INSTRUMENTS", and "INVENTORY" shall have the same respective meanings as are assigned these terms under the Uniform Commercial Code, as adopted in Texas.

    "AFFILIATE" shall mean (a) a corporation the majority of whose outstanding shares are owned (individually or collectively) by (i) Borrower, (ii) any Person identified in this paragraph, (iii) any Subsidiary of Borrower or any Person identified in this paragraph,
    (iv) the parent corporation of Borrower, or (v) any Subsidiary of Borrower's parent corporation, (b) any joint venture in which Borrower or any Person identified in this paragraph is a joint venturer, (c) any general or limited partnership in which Borrower or any Person identified in this paragraph is a general partner, (d) any shareholder who owns more than ten percent (10%) of the outstanding common stock of Borrower or any other Person identified in this Paragraph, (e) any employee, officer, or director of Borrower or any other Person identified in this Paragraph, and (f) any blood relation of any living Person identified in this Paragraph.

    "AVAILABLE COMMITMENT" shall mean an amount equal to
    (a) $4,000,000.00, MINUS (b) an amount equal to the sum of (i) the outstanding balance of the Revolving Note, plus (ii) the aggregate face amount of all outstanding Letters of Credit.

    "BORROWER" and "LENDER" shall mean the parties identified above.

    "BORROWING BASE" shall mean an amount equal to 80% of the sum of the Eligible Accounts.

    "BORROWING BASE AND COMPLIANCE CERTIFICATE" shall mean that certain report in the form of Exhibit "A" attached hereto and made a part hereof for all purposes.

    "BUSINESS ACCOUNTS" shall mean any and all Accounts and accounts receivable of Borrower or XVT reasonably acceptable to Lender and arising in the ordinary course of Borrower's or XVT's business from
    (a) the sale of any goods by Borrower or XVT, (b) the furnishing of any labor by Borrower or XVT, (c) the performance of services by Borrower or XVT, or (d) any other transactions giving rise to any indebtedness or liabilities owing to Borrower or XVT on open account, save and except (i) any Account of Borrower or XVT from any Affiliate and any other intercompany billings; (ii) any Account of a third party received by Borrower or XVT from such third party in exchange for an Account of Borrower or XVT (as applicable); (iii) any Account not arising in the ordinary course of Borrower's or XVT's business; (iv) the Accounts with any account debtor whose principal place of business is not in the United States of America; (v) any Account which arises from a sale which is an installment sale or lease or is otherwise a sale on an extended payment basis; (vi) any Account which is not otherwise a bona fide, valid, and legally enforceable obligation of the parties thereto or the account debtor in respect thereof and does not arise from the actual sale and delivery of goods or the rendition of services in the ordinary course of business to such parties or account debtors; (vii) any Account which all consents, licenses, approvals, or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected, or given in connection with the execution, delivery, and performance thereof by each party obligated thereunder have not been duly obtained, effected, or given, are not in full force and effect, or subjects the scope of such Account to any materially adverse limitation, either specific or general in nature; (viii) any Account which Borrower or XVT or (to the best knowledge of Borrower or XVT, as applicable) any other party to such Account is in default or is likely to become in default in the performance or observance of any of the terms thereof; (ix) any Account against which any defense, offset, counterclaim, or claim has been asserted, alleged, or otherwise available to the account debtor, and not resolved, or any Account which is a "contra" Account; (x) any Account which is subject to any mortgage, lien, security interest, or similar adverse rights or interests whatsoever other than a security interest in favor of Lender; (xi) any Account, or portion thereof, which constitutes progress billings, retainages, or deferred payments under a contract not fully performed; (xii) any Account which constitutes, in whole or in part, interest or finance charges on outstanding balances; (xiii) any Account with respect to which a return, repossession, rejection, cancellation, or repudiation shall have occurred or have been threatened; (xiv) any Account which is subject to any trial terms, sales-or-return terms, consignment terms, guaranteed sales performance or minimum sales warranties or representations, C.O.D. terms, cash terms, or similar terms or conditions; (xv) any Account subject, in whole or in part, to any "bill and hold" or similar arrangement pursuant to which the invoice is delivered prior to the actual delivery of the sold or leased goods or the performance of the services; (xvi) any Account in which the account debtor is the United States of America or any department, agency, or instrumentality thereof, unless Borrower, assigns its right to payment of such Account to Lender, in form and substance satisfactory to Lender, and so as to comply with all Requirements of Law; (xvii) any Account owed by an account debtor who or which has account balances with Borrower or XVT equalling or exceeding fifty percent (50%) of such account debtor's total accounts receivable due to Borrower or XVT, as applicable, which are unpaid after 90 days or more from invoice date; (xviii) any Account of which Borrower or XVT has made any agreement with the account debtor for any deduction therefrom, to the extent of the deduction, except for discounts or allowances which are made in the ordinary course of business for prompt payment and which discounts or allowances are reflected in the calculation of the face value of each invoice related to such Account; and (xix) any Account which Borrower or XVT has made an agreement with the account debtor to extend the time of payment of such specific Account ((i) through (xix) are reflected in the Borrowing Base and Compliance Certificate as "NON-BUSINESS ACCOUNTS").


    "BUSINESS DAY" shall mean a day, other than Saturday or Sunday, when Lender is open for conducting all of its normal business activities.

    "DEBT" shall mean (a) all items of indebtedness or liability (other than the debt of an Affiliate, capital, surplus, deferred credits and reserves, as such) which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet as of the date as of which indebtedness is to be determined, (b) indebtedness or other liabilities secured by any mortgage, security agreement, pledge, or lien existing on or encumbering property owned by Borrower, whether or not the indebtedness or other liabilities secured thereby shall have been assumed by Borrower, and (c) all indebtedness of any Person (i) which Borrower has directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), discounted with recourse, agreed (contingently or otherwise) to purchase or repurchase or otherwise acquire, (ii) in respect of which Borrower has agreed to supply or advance funds (whether by way of loan, purchase of securities or capital contribution, through a commitment to pay for property or services regardless of the nondelivery of such property or the nonfurnishing of such services or otherwise), or (iii) in respect of which Borrower has otherwise become directly or indirectly liable, contingently or otherwise, whether now existing or hereafter arising.

    "DEFAULT" shall mean any of the events specified in Section 7 of this Agreement, whether or not any requirement for the giving of notice or lapse of time or other condition precedent has been satisfied.

    "ELIGIBLE ACCOUNTS" shall mean, at a particular date, Business Accounts owing by account debtors of Borrower and XVT, which are not outstanding 90 days or more past the date of the related invoice.

    "ENVIRONMENTAL COMPLAINT" shall mean any written or oral complaint, order, directive, claim, citation, notice of environmental report or investigation, or other notice by any Governmental Authority or any other Person with respect to (a) air emissions, (b) spills, releases, or discharges to soils, any improvements located thereon, surface water, groundwater, or the sewer, septic, waste treatment, storage, or disposal systems servicing any Property of Borrower, (c) solid or liquid waste disposal, (d) the use, generation, storage, transportation, or disposal of any Hazardous Substance, or (e) other environmental, health, or safety matters affecting any Property of Borrower or the business conducted thereon.

    "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, from time to time, and the rules and regulations promulgated thereunder and the interpretations thereof.

    "EVENT OF DEFAULT" shall mean any of the events specified in Section 7 of this Agreement, provided that any applicable requirements specifically provided for in Section 7 for notice, lapse of time, or otherwise have been satisfied.

    "FINANCIAL STATEMENTS" shall mean the financial statements of Borrower and Guarantors, which have been delivered to Lender as a condition precedent to Lender's obligations under and pursuant to this Agreement.

    "GAAP" shall mean generally accepted accounting principles established by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants and in effect in the United States from time to time, applied on a basis consistent with that of the preceding fiscal year of Borrower, reflecting only such changes in accounting principles or practice with which the independent public accountants of Borrower concur.

    "GOVERNMENTAL AUTHORITY" shall mean any nation, country, commonwealth, territory, government, state, county, parish, municipality, agency, or other political subdivision and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government, including, without limitation, any state agencies and Persons responsible in whole or in part for environmental matters in the states in which Borrower is located or otherwise conducting its business activities and the United States Environmental Protection Agency.

    "GUARANTORS" shall mean, collectively, John J. Moores and XVT.

    "GUARANTIES" shall mean, collectively, those certain Guaranties of even date herewith, executed by Guarantors, guaranteeing, among other things, the Notes, all as more particularly provided for therein.

    "HAZARDOUS SUBSTANCES" shall mean flammables, explosives, radon, radioactive materials, hazardous wastes, asbestos, urea formaldehyde foam insulation, or any material containing asbestos, polychlorinated biphenyls (PCBs), toxic substances or related materials, petroleum, petroleum products, methane, associated oil or natural gas exploration, production, and development wastes, or any "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or related materials, as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, the Toxic Substances Control Act, as amended, or any other law or regulation now or hereafter enacted or promulgated by any Governmental Authority.

    "INTELLECTUAL PROPERTY" shall mean patents, patent applications, trademarks, tradenames, copyrights, technology, know-how, and processes.

    "LETTERS OF CREDIT" shall mean those certain letters of credit, standby letters of credit, and banker's acceptances issued by Lender for the account of Borrower in accordance with the terms and provisions of Section 3.3 of this Agreement.

    "LOAN DOCUMENTS" shall mean this Agreement, the Notes, the Guaranties, the Security Instruments, and such other instruments, documents, and agreements evidencing, securing, or pertaining to the loans which have heretofore been or hereafter are from time to time executed and delivered to Lender by Borrower, or any other party pursuant to this Agreement.

    "MATERIAL ADVERSE CHANGE" shall mean any act, circumstance, or event (including, without limitation, any announcement of action) which (a) causes an Event of Default, (b) otherwise could reasonably be expected to be material and adverse to the financial condition or operations of Borrower or any Guarantor, or (c) in any manner could reasonably be expected to materially and adversely affect the validity or enforceability of any Loan Document.

    "MAXIMUM RATE" shall mean, on any day, the highest nonusurious rate of interest (if any) permitted by applicable law on such day. For purposes of TEX. REV. CIV. STAT. ANN., Art. 5069-1.04, as it may from time to time be amended, the Maximum Rate shall be the "indicated rate ceiling" referred to in and determined under Art. 5069-1.04(a)(1) from time to time in effect; provided, however, that to the extent permitted by applicable law, Lender reserves the right to change, from time to time by further notice and disclosure to Borrower, the ceiling on which the Maximum Rate is based under Art. 5069-1.04; and provided further, that the "highest nonusurious rate of interest permitted by applicable law" for purposes of this Agreement shall not be limited to the applicable rate ceiling under Art. 5069-1.04 if federal laws or other state laws now or hereafter in effect and applicable to this Agreement (and the interest contracted for, charged and collected hereunder) shall permit a higher rate of interest.

    "NOTES" shall mean the Revolving Note, the Term Note, and any other note heretofore or hereafter executed and delivered by Borrower to Lender, together with all renewals, increases, replacements, extensions, and rearrangements of any of the foregoing, as may be entered into from time to time by Borrower and Lender.

    "OBLIGATIONS" shall mean all indebtedness, obligations, and liabilities of Borrower to Lender of every nature and description, now or hereafter existing or arising, whether such indebtedness is direct or indirect, primary or secondary, fixed or contingent or arises out of or is evidenced by a promissory note, deed of trust, security agreement, open account, overdraft, endorsement, surety agreement, guaranty, or otherwise, including, without limitation, all such obligations, liabilities, and indebtedness of Borrower to Lender under or in connection with the Loan Documents. Obligations shall include all renewals, extensions and rearrangements of any of the above described obligations and indebtedness.

    "OSHA" shall mean the Occupational Safety and Health Act and all rules and regulations from time to time promulgated thereunder and all amendments thereof and thereto.

    "PERSON" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other form of entity.

    "PLAN" shall mean an employee benefit plan of the Borrower subject to ERISA.

    "PRIOR LOAN AGREEMENTS" shall mean, collectively, (a) the Letter Agreement dated August 31, 1994, by and between Borrower and Lender,
    (b) any and all other heretofore executed agreements purporting to govern the loan transactions between Borrower and Lender, and (c) all amendments, whether written or oral, to any of the foregoing.

    "PROPERTY" shall mean any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible.

    "RELEASE OF HAZARDOUS SUBSTANCES" shall mean any emission, spill, release, leak, disposal, or discharge, except in accordance with a valid permit, license, certificate, or approval of the relevant Governmental Authority, of any Hazardous Substance into or upon (a) the air, (b) soils or any improvements located thereon, (c) surface water or groundwater, or (d) the sewer or septic system, or the waste treatment, storage, or disposal system servicing any Property of any Borrower.

    "REPORTABLE EVENT" shall mean a reportable event as defined by ERISA.

    "REQUIREMENT OF LAW" shall mean, as to any Person, the certificate or articles of incorporation and by-laws or other organizational or governing documents of such Person, and any applicable law, treaty, ordinance, order, judgment, rule, decree, regulation, or determination of an arbitrator, court, or other Governmental Authority, including, without limitation, rules, decrees, judgments, regulations, orders, and requirements for permits, licenses, registrations, approvals, or authorizations (and any authoritative interpretation of any of the foregoing), in each case as such now exist or may be hereafter amended and are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

    "REVOLVING NOTE" shall mean that certain promissory note of Borrower, of even date herewith, in the maximum amount of $4,000,000.00, payable to the order of Lender, and any and all renewals, extensions, modifications, replacements, substitutions, increases, and rearrangements thereof.

    "SECURITY AGREEMENT" shall mean the Security Agreement, of even date herewith, between Borrower and Lender, covering, among other things, Borrower's Accounts, General Intangibles, Inventory, Fixtures, and Equipment.

    "SECURITY INSTRUMENTS" shall mean the Security Agreement, XVT Security Agreement, and any and all other heretofore and hereafter existing security and other agreements which create or grant a lien or security interest as security for any of the Notes or other Obligations.

    "SUBSIDIARY" shall mean, as to any Person, a corporation of which shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

    "TERM NOTE" shall mean the promissory note, of even date herewith, in the original principal amount of $2,200,000.00, executed by Borrower and made payable to the order of Lender, and any and all renewals, rearrangements, replacements, substitutions, extensions, increases, and modifications thereof.

    "TERMINATION DATE" shall mean the earlier to occur of (a) November 13, 1996, or (b) an Event of Default.

    "XVT" shall mean XVT Software, Inc., a Delaware corporation.

    "XVT SECURITY AGREEMENT" shall mean the Security Agreement, of even date herewith, between XVT and Lender, covering, among other things, XVT's Accounts, General Intangibles, Inventory, Fixtures, and
    Equipment.

        1.2 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistent with such principles. In the event that changes in GAAP shall be mandated by the Financial Accounting Standards Board and/or the American Institute of Certified Public Accountants or any similar accounting body of comparable standing, or shall be recommended by Borrower's certified public accountants, to the extent that such changes would modify such accounting terms or the interpretation or computation thereof as contemplated by this Agreement at the time of execution hereof, then in such event, such changes shall be followed in defining such accounting terms only after Lender and Borrower amend this Agreement to reflect the original intent of such terms in light of such changes, and such terms shall continue to be applied and interpreted without such change until such agreement.

        1.3 OTHER TERMS. All other terms contained in this Agreement shall have, when the context so indicates, the meanings provided for in the Uniform Commercial Code, as adopted in Texas, to the extent the same are used or defined therein.

        1.4 REFERENCES. References in this Agreement to Section or Exhibit numbers shall be to Sections and Exhibits of this Agreement, unless expressly stated to the contrary. References in this Agreement to "hereby," "herein," "hereinabove," "hereinafter," "hereinbelow," "hereof," and "hereunder" shall be to this Agreement in its entirety and not only to the particular Section or
Exhibit in which such reference appears.

        1.5 SECTIONS. This Agreement, for convenience only, has been divided into Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Sections and without regard to headings prefixed to such Sections.

        1.6 NUMBER AND GENDER. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.

        1.7 INCORPORATION OF EXHIBITS. The Exhibits attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for all purposes.

        1.8 CERTAIN OTHER MATTERS OF CONSTRUCTION. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any instruments or agreements, including, without limitation, references to any of the Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.


                                      SECTION 2
                                      CONDITIONS

        2.1 CONDITIONS TO INITIAL ADVANCE BY LENDER. The obligation of Lender to make its initial advance under this Agreement is subject to the full, complete, and timely satisfaction of each of the following conditions precedent as of the date hereof:

         (a) Lender shall have received each of the following and found them each to be satisfactory:

              (i)     each of the Loan Documents, in properly executed form;

              (ii) a commitment fee in the amount of $11,000.00, as independent consideration for Lender's agreement to make the loan evidenced by the Term Note;

              (iii) as required by Lender, landlord's waivers, on forms acceptable to Lender, from each of the landlords of locations of Borrower at which Borrower's Equipment or Inventory is located;

              (iv) reimbursement from Borrower for all reasonable legal fees and other reasonable fees and expenses incurred by Lender in connection with the negotiation, preparation, and execution of this Agreement and all other documents and agreements required by Lender in connection with this Agreement;

              (v) the certificates of incorporation, articles of incorporation, and bylaws of Borrower and XVT, together with any and all modifications thereof as of the date hereof;

              (vi) all Certificates of Authority, Certificates of Good Standing, Certificates of Existence, borrowing resolutions (with secretary's certificate), Secretary's Certificates of Incumbency, and all other documents required by Lender to evidence Borrower and its representatives are empowered and duly authorized to enter into the agreements evidenced by the Loan Documents;

              (vii) all Certificates of Authority, Certificates of Good Standing, Certificates of Existence, guaranty resolutions (with secretary's certificate), Secretary's Certificates of Incumbency, and all other documents required by Lender to evidence XVT and its representatives are empowered and duly authorized to enter into the agreements evidenced by the Loan Documents;

              (viii) all of the financial statements and other information related thereto required by Lender in connection with Borrower's application for the loans described in this Agreement (including, without limitation, signed, current financial statements of Guarantors, on a form acceptable to Lenders);

              (ix) results of a search of the UCC records in such States as are required by Lender, from a source acceptable to Lender, reflecting no liens or security interests against any property of Borrower and XVT as to which perfection of a lien or security interest is accomplished by the filing of a financing statement in favor of Lender;

              (x) Borrowing Base and Compliance Certificate dated as of the date of this Agreement; and

              (xi) a request for advance dated as of the date of this Agreement;

         (b)  No Material Adverse Change shall have occurred;

         (c) The representations and warranties contained in Section 4 shall, except as affected by the transactions contemplated by this Agreement, be true and unbreached;

         (d) No Default or no Event of Default shall have occurred and be continuing;

         (e) All other applicable requirements of this Agreement and the other Loan Documents shall have been fully and completely satisfied;

         (f) All legal matters incident to the consummation of the transactions contemplated under this Agreement shall be satisfactory to Messrs. Jackson & Walker, L.L.P., special counsel for Lender; and

         (g) As security for the payment of the Notes and the performance of the Obligations, Lender shall have received, in addition to the items set forth elsewhere in this Section, all other instruments reasonably required by Lender to give Lender a first and prior perfected lien and security interest in and to the collateral covered by the Loan Documents (including, without limitation, any and all landlord's waivers and UCC-3 Termination Statements required by Lender).

        2.2 CONDITIONS PRECEDENT TO FUTURE ADVANCES. The obligation of Lender under this Agreement to make any advances under the Revolving Note after the date of this Agreement, in accordance with the terms and provisions of
Section 3 of this Agreement, are subject to the full and complete satisfaction of each of the following conditions precedent as of the date of such advance or payment:

         (a) The representations and warranties set forth in Section 4 of this Agreement shall be true and correct as of the date of the making of such advance or payment with the effect as though the representation or warranty had been made on this date;

         (b) No Default or Event of Default shall have occurred and be continuing, or will result from, the making of such advance; and

         (c) All conditions set forth in Section 2.1 shall be then fully and completely satisfied (including, without limitation, any condition precedent waived in whole or in part in connection with the initial advance or any other prior advance), and all terms and provisions of
    Section 3 of this Agreement shall then be fully and completely satisfied.


                                      SECTION 3
                                    THE COMMITMENT

        3.1 TERM LOAN. Subject to the full, complete, and timely satisfaction by Borrower of each of the conditions precedent described in
Section 2.1, and relying on the representations and warranties of Borrower hereinafter set forth, Lender agrees to make a term loan to Borrower, in the amount of $2,200,000.00, which term loan shall be evidenced by the issuance, execution, and delivery of the Term Note.

        3.2 REVOLVING LOAN. Subject to the full, complete, and timely satisfaction of each of the terms and conditions of Section 2 of this Agreement and as elsewhere set forth herein, and relying on the representations and warranties of Borrower hereinafter set forth, Lender agrees to make available to Borrower a revolving line of credit pursuant to which Borrower may borrow, repay, and reborrow under the terms of this Agreement on or after the date hereof and prior to the Termination Date, amounts not exceeding at any one time outstanding an aggregate principal amount equal to the lesser of
(i) an amount equal to $4,000,000.00, minus the aggregate face amount of all outstanding Letters of Credit, or (ii) the Borrowing Base, which revolving loan shall be evidenced by the issuance, execution, and delivery of the Revolving Note.

        3.3 LETTERS OF CREDIT. Provided that no Default or Event of Default has occurred and is then existing, at the written request of Borrower, Lender shall issue irrevocable commercial or standby letters of credit or banker's acceptances (collectively referred to herein as the "LETTERS OF CREDIT"), up to an amount equal to $1,000,000.00 in the aggregate face amount of all Letters of Credit at any one time outstanding, for the benefit of such Person requested by Borrower and for the account of Borrower; provided that Borrower first fully and completely satisfies each of the following conditions:

         (i) the sum of the outstanding aggregate face amount of all outstanding Letters of Credit (including the amount of the requested Letter of Credit), plus the outstanding, advanced balance of the Revolving Note shall not exceed $4,000,000.00;

         (ii) Borrower shall have paid to Lender, in cash, a fee for the issuance of the requested Letter of Credit equal to the greater of (x) 2% per annum, calculated (on an annualized basis) on the face amount of the requested Letter of Credit from the date of the requested Letter of Credit through the stated expiration date of the Letter of Credit, or (y) $350.00;

         (iii) the term of each requested Letter of Credit shall not exceed 365 days, provided that in no event shall the expiration date of the requested Letter of Credit be later than six calendar months after the Termination Date; and

         (iv) Borrower shall have executed and delivered to Lender a letter of credit application (or such similar agreement relating to banker's acceptances) and all other documents required by Lender in connection with the issuance of the Letter of Credit, each of which shall be in form and substance satisfactory to Lender in its sole discretion.

Without limiting any of the foregoing, if, in any case, Borrower does not provide Lender with funds in the amount and on the date necessary to settle Lender's obligation under any draft drawn under any Letter of Credit (or payment under a banker's acceptance), Lender shall make, and Borrower shall accept, an advance by Lender to Borrower under the Revolving Note and this Agreement as of the day and time such drafts are paid by Lender and in the amount of the drafts so paid. All advances made on the Revolving Note prior to the Termination Date, pursuant to this Section, shall accrue interest and be payable in accordance with and pursuant to the terms of the Revolving Note. If the time for payment of the Revolving Note is not renewed and extended on the Termination Date (it being agreed that nothing herein shall constitute an offer or commitment by Lender to renew and extend the Revolving Note), any advance under the Revolving Note on or after the Termination Date, pursuant to this Section, notwithstanding any term or provision in the Revolving Note or this Agreement to the contrary, is payable in full (all outstanding principal and unpaid and accrued interest) on demand, which demand shall be deemed to have been made upon any funding thereof, and shall bear interest from the date of funding at the lesser of (x) Lender's prime rate of interest as set forth in the Revolving Note plus 5% per annum or (y) the Maximum Rate. Nothing herein shall constitute an offer or commitment by Lender to extend the time for payment of the Revolving Note. In case of any conflict between the terms of any letter of credit application (or such similar agreement relating to banker's acceptances) with respect to any Letter of Credit and the terms hereof, the terms of this Agreement shall control, except to the extent the letter of credit application (or such similar agreement relating to banker's acceptances) states that certain specified provisions thereof control, in which case those specified provisions of the letter of credit application (or such similar agreement relating to banker's acceptances) shall control.

        3.4 ADDITIONAL PAYMENTS. If, at any time, and for any reason, the sum of the outstanding principal balance under the Revolving Note exceeds the lesser of (a) $4,000,000.00, minus the aggregate face amount of all outstanding Letters of Credit, or (b) the Borrowing Base, Borrower shall pay on demand by Lender the amount of such excess to Lender for application towards reduction of the outstanding balance of the Revolving Note.

        3.5 PAYMENTS. All payments made by Borrower under this Agreement, the Notes, and the other Loan Documents shall be in federal or other immediately available funds, not later than 2:00 p.m., Houston time, on the date that such payment is required to be made, and at the downtown banking quarters of Lender located at 700 Louisiana, Houston, Harris County, Texas. If the date for any payment due under the Loan Documents falls on a day which is not a Business Day, such payment date shall be deemed to have fallen on the next following Business Day.

        3.6 PURPOSE. This Agreement is delivered (a) to provide Borrower with a revolving loan to support Borrower's working capital needs, and (b) to provide Borrower with a term loan to finance its purchase of leasehold improvements, furniture, and equipment.

        3.7 BORROWING BASE. The Borrowing Base shall be determined on the basis of the most recently supplied information by Borrower in the Borrowing Base and Compliance Certificate. In the event that, at any time after receiving the Borrowing Base and Compliance Certificate, Lender determines from the Borrowing Base and Compliance Certificate and such other information available to Lender, that the actual Borrowing Base is different from the Borrowing Base shown by Borrower on the Borrowing Base and Compliance Certificate, Lender shall notify Borrower of its determination and the Borrowing Base so communicated to Borrower shall become effective upon such notification and shall remain in effect until the next subsequent determination of the Borrowing Base. Unless and until such a notification is communicated by Lender to Borrower, the Borrowing Base determined by Borrower in the Borrowing Base and Compliance Certificate shall be the effective Borrowing Base.

        3.8 BORROWING PROCEDURE FOR REVOLVING NOTE AND ADVANCING TERM NOTE. Subject to the terms and provisions of this Agreement, Borrower shall give Lender notice, in a form acceptable to Lender, of each request for an advance under the Revolving Note. Each such notice shall be received by Lender not later than 2:00 p.m., Houston, Texas time, on the date of the requested advance. Further, each such notice shall specify: (a) the aggregate principal amount of such proposed advance (which, notwithstanding anything herein or any other Loan Document to the contrary, shall not be in any single instance less than an aggregate amount of $10,000.00); and (b) the proposed date of the advance (which shall be on a Business Day). Lender, at its option, may accept telephonic requests for advances, provided that such acceptance shall not constitute a waiver of the Lender's right to delivery of a written notice in connection with subsequent advances and further provided that all such telephonic requests are immediately confirmed by Borrower in writing, whether by facsimile or otherwise. Not later than 2:00 p.m., Texas time, on the date specified for each advance hereunder, subject to the terms and conditions of this Agreement (including, without limitation, that no Event of Default has occurred and is then existing and that no representation or warranty set forth in this Agreement is then false or untrue), Lender will make such advances available to Borrower by depositing the same, in immediately available funds, in an account of Borrower (designated by the Borrower) maintained with Lender at the principal office of Lender in Houston, Texas, or by such other means as is acceptable to Lender and Borrower.

        3.9 ASSIGNMENT OF ACCOUNTS. As security for the payment and/or performance of the Obligations, Borrower hereby transfers, assigns and pledges to Lender and/or grants to Lender a security interest in all funds of Borrower now or hereafter or from time to time on deposit with Lender, with such interest of Lender to be retransferred, reassigned, and/or released by Lender, as the case may be, at the expense of Borrower upon payment in full and/or complete performance by Borrower of all Obligations. All remedies as secured party or assignee of such funds shall be exercisable by Lender upon the occurrence and during the continuance of any Event of Default, regardless of whether the exercise of any such remedy would result in any penalty or loss of interest or profit with respect to any withdrawal of funds deposited in a time deposit account prior to the maturity thereof. Furthermore, Borrower hereby grants to Lender the right, exercisable at such time as any Obligation shall mature, whether by acceleration of maturity or otherwise, of offset or banker's lien against all funds of Borrower now or hereafter or from time to time on deposit with Lender, regardless of whether the exercise of any such remedy would result in any penalty or loss of interest or profit with respect to any withdrawal of funds deposited in a time deposit account prior to the maturity thereof. Unless an Event of Default shall have occurred and shall be continuing, Borrower shall have the unfettered right to use any of such funds as Borrower deems appropriate in the operation of Borrower's business.

        3.10 PREPAYMENT. Except as may be otherwise provided for in the Notes, the Notes may be prepaid in whole or in part, without premium or penalty.

        3.11 FEES. In addition to interest at the rate as provided for in the Revolving Note, to compensate the Lender for maintaining funds available for the Revolving Note, Borrower shall pay to Lender, in immediately available funds beginning February 1, 1996, and continuing on the same day of each successive third calendar month thereafter, a fee in the amount of one-quarter (.25%) per annum, calculated on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day), on the average daily amount of the Available Commitment during the immediately preceding three month period.


                                      SECTION 4
                            REPRESENTATIONS AND WARRANTIES

        4.1 REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower represents and warrants to Lender (which representations and warranties are made in addition to the warranties and representations made in the Security Instruments and will survive the delivery of this Agreement) that:

         (a) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power and authority to consummate the transactions contemplated in this Agreement. Borrower has the corporate power to own its properties and carry on its business as it is now being conducted, and is duly authorized to do business and is in good standing in the State of Delaware and in every other jurisdiction where qualification is necessary. Borrower is duly authorized and empowered to create, issue, execute, and deliver the Loan Documents, and all action on its part requisite for the due creation, issuance, and delivery of the Loan Documents has been duly and effectively taken. The Loan Documents do not violate any provision of Borrower's corporate charter or bylaws, or any contract, agreement, law or regulation to which Borrower is subject, and do not require the consent or approval of any Governmental Authority;

         (b) Except as previously disclosed by Borrower to Lender in writing, Borrower is not in default in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument to which it is a party, or in default under or in violation of any law, order, regulation or demand of any Governmental Authority, which default or violation might have consequences which would materially and adversely affect the business or properties of Borrower;

         (c) The Financial Statements of Borrower and Guarantors are complete and correct, have been prepared in accordance with GAAP, and fully and accurately reflect the financial condition and results of the operations of Borrower and Guarantors as of the date and for the period stated. No Material Adverse Change has occurred in the condition, financial or otherwise, of Borrower or any Guarantor since the date of the Financial Statements;

         (d) Except as otherwise permitted pursuant to the terms of this Agreement, Borrower has not made investments in, advances to, or guaranties of the obligations of any Person, except as disclosed by the Financial Statements;

         (e) Except for liabilities as previously disclosed to Lender in the Financial Statements and other liabilities incurred since that date in the normal course of business, Borrower does not have any liabilities, direct or contingent. There is no litigation, administrative proceeding, investigation, or other action of any nature pending or, to the knowledge of Borrower, threatened against Borrower before any court or administrative agency which involves the possibility of any judgment or liability which is likely to materially and adversely affect the business or the assets of Borrower or the right of Borrower to carry on business as now conducted. To the best of Borrower's knowledge and belief, no unusual or unduly burdensome restriction, restraint or hazard exists by contract, law, governmental regulation or otherwise relative to the business or assets of Borrower;

         (f) Except as disclosed by Borrower to Lender in writing, to the best of Borrower's knowledge and belief, Borrower and XVT each have good and indefeasible title to their respective assets pledged by each of them pursuant to the Security Instruments, free and clear of all security interests, liens, and encumbrances, except for (i) liens or security interests on such assets previously disclosed to and approved by Lender in writing; and (ii) restrictions, rights, easements, and minor irregularities in title which do not materially (x) interfere with the occupation of Borrower or XVT and the use and enjoyment by Borrower and XVT and of such assets in the normal course of Borrower's and XVT's respective businesses as presently conducted or (y) impair the value thereof for such business;

         (g) Except as disclosed by Borrower to Lender in writing, Borrower has filed all tax returns required to be filed and has paid all taxes shown thereon to be due, including interest and penalties, or due pursuant to any assessment received by Borrower, except such taxes, if any, under contest in good faith and for which adequate reserves have been provided. The charges, accruals and reserves on the books of Borrower for any taxes or other governmental charges are, in the opinion of Borrower, adequate. Borrower has paid all franchise and other taxes which are now due;

         (h) To the best of Borrower's knowledge and belief, no Reportable Event has occurred with respect to any Plan. Borrower has not incurred any material accumulated unfunded deficiency within the meaning of ERISA, nor has Borrower incurred any material liability to the Pension

    Benefit Guaranty Corporation established under ERISA (or any successor thereto under ERISA) in connection with any Plan;

         (i) The principal place of business and chief executive office of Borrower and the place where Borrower keeps its books and records is the address of Borrower set forth in Section 9.9 of this Agreement;

         (j) Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

         (k) All of Borrower's Accounts and accounts receivables are billed from and made payable in the State of California, and all of XVT's Accounts and accounts receivables are billed from and made payable in the State of Colorado. Except as disclosed to Lender in writing, all of Borrower's Equipment and Inventory is located in California, and all of XVT's Equipment and Inventory is located in Colorado;

         (l) Borrower is not engaged principally, or as one of its important activities, in the business of extending or obtaining credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, U, or X of the Board of Governors of the Federal Reserve System). No part of the proceeds of any extension of credit under this Agreement will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock. No transaction contemplated by the Loan Documents is in violation of any regulations promulgated by the Board of Governors of the Federal Reserve System, including, without limitation, Regulations G, T, U, or X;

         (m) Except as otherwise disclosed by Borrower to Lender, to the best of Borrower's knowledge and belief, Borrower, Guarantors, and their respective Properties, business operations, and leaseholds are in compliance in all material respects with, the provisions of all Requirements of Law applicable to Borrower, Guarantors, their Properties, or the conduct of their respective businesses. Each of Borrower and Guarantors possesses, and are in good standing with respect thereto, all governmental consents, licenses, approvals, certificates, inspections, registrations, permits, and other authorizations necessary to enable them to carry on their respective businesses in all material respects as now conducted; all such governmental consents, licenses, approvals, certificates, inspections, registrations, permits, and other authorizations are in full force and effect; and Borrower has no reason to believe that it or the Guarantors will be unable to obtain the renewal of any such governmental consents, licenses, approvals, certificates, inspections, registrations, permits, and other authorizations;

         (n) No information, exhibit, or report prepared by or at the direction or with the supervision of Borrower and furnished to Lender in connection with the negotiation and preparation of this Agreement or any Loan Document contains any material misstatements of fact or omits a material fact necessary to make the statements contained therein not misleading as of the date made or deemed made. There is no fact which Borrower has failed to disclose to Lender in writing which materially affects adversely or, so far as Borrower can now foresee, will materially affect adversely the business, prospects, profits, or condition (financial or otherwise) of Borrower or the ability of Borrower to perform this Agreement;

         (o) Except as otherwise disclosed to Lender prior to the date hereof, as of the date hereof, Borrower has no Subsidiaries and Borrower is not a partner or participant in any partnership or joint venture;

         (p) Borrower is now and, after giving effect to initial advances to be made hereunder, and no Guarantor, after giving effect to the delivery of its or his respective Guaranty, at all times will be, solvent and will be adequately capitalized to pay their respective debts as they become due;

         (q) Neither XVT nor Borrower is a party to any collective bargaining agreement, and to the best of Borrower's knowledge and belief, there are no material grievances, disputes, or controversies with any union or any other organization of any of their respective employees, or threats of strikes, work stoppages, or any asserted pending demands for collective bargaining by any union or organization;

         (r) Borrower and XVT each own or is licensed to use all Intellectual Property necessary to conduct all business material to their respective condition (financial or otherwise), business, or operations as such businesses are currently conducted. To the best of Borrower's knowledge and belief, no claim has been asserted or is pending by any Person with the respect to the use of any such Intellectual Property or challenging or questioning the validity or effectiveness of any such Intellectual Property; and Borrower knows of no valid basis for any such claim. To the best of Borrower's knowledge and belief, the use of such Intellectual Property by Borrower and XVT does not infringe on the rights of any Person.
    Except as disclosed by Borrower to Lender in writing, no Intellectual Property or other property of Borrower has been registered (or is otherwise patented, copyrighted, licensed, or trademarked), or is subject to any patent, copyright, license, or trademark, under and with respect to any federal laws or any other Requirement of Law;

         (s) As of the date hereof, no event has occurred and no condition exists which would, upon the execution and delivery of this Agreement or Borrower's performance hereunder, constitute a Default or an Event of Default;

         (t) There exists no actual or threatened termination, cancellation, or limitation of, or any modification or change in, the business relationship between Borrower or XVT with any customer or any group of customers whose purchases individually or in the aggregate are material to the business of Borrower or XVT, or with any material supplier, and, to the knowledge of Borrower or XVT, there exists no present condition or state of facts or circumstances which would materially affect adversely Borrower or XVT or prevent Borrower or XVT from conducting such business after the consummation of the transaction contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted;

         (u) Except in compliance with all applicable Requirements of Law, no Hazardous Substances have been generated, transported, and/or disposed of by Borrower or XVT, at a site which was, at the time of such generation, transportation and/or disposal, or has since become, a Superfund Site. For purposes of this subsection, "SUPERFUND SITE" shall mean those sites listed on the Environmental Protection Agency National Priority List and eligible for remedial action or any comparable state registries or list in any state of the United States;

         (v) Except in accordance with all Requirements of Law or the terms of a valid permit, license, certificate, or approval of the Governmental Authority, no Release of Hazardous Substances has been made by Borrower, from, affecting, or related to any Property of Borrower, any Property leased by Borrower, or any property on which Borrower is conducting any of its respective business operations;

         (w)  No Environmental Complaint has been received by Borrower;
    and

         (x) Each request for advance under the Notes by Borrower to Lender pursuant to this Agreement or any of the other Loan Documents constitutes (i) an automatic representation and warranty by Borrower to Lender that there does not then exist any Default or Event of Default and (ii) a reaffirmation as of the date of said request that all of the representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true in all material respects except for any changes in the nature of Borrower's business or operations that would render the information contained in any exhibit attached hereto either inaccurate or incomplete, so long as Lender has consented to such changes in writing or such changes are expressly permitted by this Agreement.


                                      SECTION 5
                                AFFIRMATIVE COVENANTS

        5.1 COVENANTS OF BORROWER. In addition to the covenants and agreements of Borrower made elsewhere in this Agreement, Borrower covenants and agrees, unless Lender shall otherwise consent in writing, that Borrower shall:

         (a) Do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights, and franchises; and at all times maintain, preserve and protect its assets used or useful in the conduct of its business, keep the same in good repair, working order and condition, and make, or cause to be made, all needful or proper repairs, replacements and improvements thereto so that Borrower's business may be properly and advantageously conducted at all times;

         (b) (i) Comply with all applicable statutes, government regulations, and other Requirements of Law; (ii) remain licensed with all applicable state and federal regulatory and other agencies; (iii) pay and discharge promptly all taxes, assessments and governmental charges or levies imposed on it, the collateral described in any Security Instrument or any part thereof, its income and profits, and any of its property, real, personal or mixed, or any part thereof, before the same shall be in default; and (iv) pay all lawful claims for labor, materials, supplies, or other claims, which, if unpaid, might become a valid lien or charge upon such property or any part thereof;

         (c) Promptly furnish to Lender such information regarding the business affairs, financial condition, assets, liabilities, operations, and transactions of Borrower and Guarantors as Lender may reasonably request, and, without limiting the foregoing, furnish to Lender the following:

         (i) As soon as available, and in any event within 30 days from the end of each fiscal quarter of Borrower, a financial statement, prepared by Borrower, on a form acceptable to Lender, signed by a duly authorized officer of Borrower, showing the financial condition of Borrower, at the end of such fiscal quarter and the results of operations during such fiscal quarter, which financial statement shall include, but shall not be limited to, a balance sheet, income statement, and such other matters as Lender may reasonably request;

         (ii) Unless the quarterly financial statement described in subsection (i) is a combined statement of Borrower and XVT, as soon as available, and in any event within 30 days from the end of each fiscal quarter of XVT, a financial statement, prepared by XVT, on a form acceptable to Lender, signed by a duly authorized officer of XVT, showing the financial condition of XVT, at the end of such fiscal quarter and the results of operations during such fiscal quarter, which financial statement shall include, but shall not be limited to, a balance sheet, income statement, and such other matters as Lender may reasonably request;

         (iii) As soon as available, and in any event within 30 days from the end of each calendar month, a Borrowing Base and Compliance Certificate for such month, signed and certified by a duly authorized officer of Borrower;

         (iv) Within 30 days from the end of each calendar month, a listing and an aging, dated as of the end of such calendar month, signed and certified by a duly authorized officer of Borrower, of the Accounts and accounts receivable of Borrower and XVT through the end of the preceding month, which separates and shows such Accounts as current (1-30 days aged), 30 days or more but less than 60 days aged, 60 days or more but less than 90 days aged, 90 days or more aged, and such other information as Lender may reasonably request;

         (v) As soon as available, and in any event within 90 days from the end of Borrower's fiscal year, an audited financial statement, showing the financial condition of Borrower, on a combined and consolidating basis, at the close of its fiscal year and the results of operation during such fiscal year, which financial statement shall be materially complete and correct and shall include, but shall not be limited to, an operating statement, a balance sheet, a reconciliation of equity amounts, a source and application of funds report, and such other matters as Lender may request; and

         (vi) As soon as available, and in any event by September 30 of each calendar year, a signed, and unaudited financial statement for John J. Moores, in form satisfactory to Lender, which shall include, without limitation, a current
                   (v) an asset and liability report, (w) a source of cash report, (x) listing of contingent liabilities, (y) an amount and sources of spending report, and (z) such other matters as Lender may reasonably request.

         (d) Prior to moving any Inventory or Equipment, for any purpose other than the sale thereof, into any location, other than a location in which Borrower has heretofore disclosed in writing to Lender, Borrower shall (i) promptly inform Lender of such move, (ii) execute and deliver appropriate financing statements necessary to perfect the security interest granted in the Security Agreement in the particular state in which the Inventory or Equipment is to be located, and (iii) cause the landlord, tenant, and/or subtenant at the particular location to execute and deliver to Lender a lien waiver, in form and substance satisfactory to Lender;

         (e) Permit Lender, or any of its duly authorized representatives and/or agents, from time to time during Borrower's business hours, but with at least 24 hours prior notice, and at Borrower's sole cost and expense, to enter upon any premises of Borrower (but in no event not more than four times in any calendar year) for the purpose (i) of examining the property, books, and records of Borrower and making copies of any such books and records and (ii) of conducting an audit of Borrower's Accounts; provided that, in the course of any such examination, Lender or its representatives and agent shall not materially interfere with Borrower's normal and customary business operations. Notwithstanding the foregoing, after the occurrence of an Event of Default, Lender may enter upon the premises of Borrower, for the purposes expressed above, without limitation, and at Borrower's sole cost and expense;

         (f) Promptly cure any defects in the execution and delivery of the Loan Documents and immediately execute and deliver to Lender all such other and further instruments as may be reasonably required by Lender from time to time in order to satisfy or comply with the covenants and agreements of Borrower made in this Agreement;

         (g) Promptly reimburse Lender upon request for all reasonable amounts expended, advanced, or incurred by Lender as are reasonably necessary (i) to satisfy any obligation of Borrower under this Agreement, (ii) to protect the assets or business of Borrower,
    (iii) to collect the Notes, or any other amounts advanced under this Agreement or otherwise on behalf of Borrower, or (iv) to enforce the rights of Lender under the Loan Documents, which amounts will include, without limitation, all reasonable court costs, attorneys' fees, and fees of auditors, accountants, and investigators incurred by Lender in connection with any such matters, together with interest at the Maximum Rate on each such amount from 30 days after the date of notification to Borrower that the same was expended, advanced or incurred by Lender until the date it is repaid to Lender;

         (h) Continue to maintain insurance with respect to its assets and business against such liabilities, casualties, risks, and contingencies (including, without limitation, insurance for business interruption and for worker's compensation or an acceptable alternative plan) in such types and amounts as is normal and customary for carrying on Borrower's business. On the date hereof, at the close of Borrower's fiscal year, and at any other time Lender may request, Borrower will furnish Lender a summary of such insurance and, if requested, will furnish Lender copies of the applicable policies. The proceeds of any such policies insuring physical loss or damage shall be used by Borrower either to repair the damaged property, replace lost property, or prepay the outstanding balances of the Notes (such payment to be applied in reverse order of maturities);

         (i) Prior to the time any property described in or covered by any Security Instrument is copyrighted, licensed, patented, or trademarked by Borrower or any Affiliate, pursuant to any duly filed registration or otherwise, or is subjected to any registered copyright, license, patent, or trademark by Borrower or any Affiliate, notify Lender thereof and take (or cause to be taken) all actions necessary to preserve the perfection and first priority of Lender's security interest in and to such property;

         (j) Qualify as a foreign corporation in all other jurisdictions wherein the property now or hereafter owned by Borrower or the business now or hereafter transacted by Borrower makes such qualifications necessary;

         (k) Furnish to Lender (i) as soon as possible, and in any event within 30 days after Borrower or a duly appointed administrator of a Plan knows or has reason to know that any Reportable Event with respect to any Plan has occurred, a statement of the chief financial officer of Borrower setting forth details as to such Reportable Event and the action which Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event given to the Pension Benefit Guaranty Corporation or a statement that said notice will be filed with the annual report to the United States Department of Labor with respect to such Plan, if such filing has been authorized, and (ii) promptly after receipt thereof, a copy of any notice Borrower may receive from the United States Department of Labor, the Internal Revenue Service or the Pension Benefit Guaranty Corporation with respect to any Reportable Event;

         (l) In addition to, and without in any way limiting, the other requirements in this Agreement provide certain notices to Lender, deliver to Lender, promptly upon any officer of Borrower having knowledge of the occurrence of any of the following events or circumstances, a written statement with respect thereto, signed by the chief financial officer of Borrower, or other authorized representative of Borrower designated from time to time pursuant to written designation by Borrower delivered to Lender, advising Lender of the occurrence of such event or circumstance and the steps, if any, being taken by Borrower or any Guarantor with respect thereto:

              (i)     any Default or Event of Default;

              (ii) any litigation or proceeding involving Borrower or any Guarantor as a defendant or in which any property of Borrower or any Guarantor is subject, directly or indirectly, to a claim;

              (iii) any Reportable Event or imminently expected Reportable Event with respect to any Plan;

              (iv) at least 60 days prior thereto, of Borrower's opening of any new office or place of business or Borrower's closing of any existing office or place of business;

              (v) any labor dispute to which Borrower or XVT may become a party, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any labor contract to which any of them is a party or by which they are bound, in each case where the same could reasonably be expected to cause a Material Adverse Change;

              (vi) any change in the number, nature, and holder of more than 25% of the outstanding stock of Borrower or XVT; and

              (vii) any other event or occasion which could reasonably be expected to cause a Material Adverse Change; and

         (m) Maintain any system for creating backup data on computer hardware, software or firmware, such as Accounts and customer lists, and deliver and pledge to Lender such tapes or discs with respect thereto as may be required by Lender.

                                      SECTION 6
                                  NEGATIVE COVENANTS

        6.1 NEGATIVE COVENANTS OF BORROWER. So long as Borrower may borrow additional advances hereunder and in accordance with the terms and provisions of this Agreement and until payment in full of the Notes and performance of all other Obligations of Borrower hereunder, Borrower covenants and agrees, unless Lender shall otherwise consent in writing, that Borrower will not, either directly or indirectly:

         (a) Incur, create, assume, or permit to exist any Debt, on a consolidated basis, except:

           (i)     the Obligations;

           (ii) all existing loans and borrowings by Borrower as reflected in the Financial Statements;

           (iii) liabilities, direct or contingent, of Borrower to the extent that such liabilities existed on the date of this Agreement and continue to exist and are reflected in the Financial Statements or which have been disclosed to and approved by Lender in writing prior to the date of this Agreement, together with additional liabilities of up to $250,000.00, in the aggregate, in each fiscal year of Borrower;

           (iv) endorsements of negotiable instruments for collection or deposit in the ordinary course of business;

           (v) obligations from time to time incurred in the ordinary course of business, other than for borrowed money; and

           (vi) taxes, assessments, or other government charges which are not yet due or which are being contested in good faith by appropriate action promptly initiated and diligently conducted if a reserve shall have been made therefor as required by GAAP;

         (b) Make or permit to remain outstanding any loans or advances to or investments in any Person, including, without limitation to any Affiliate, except that the foregoing restrictions shall not apply to the following:

           (i) loans, advances, or investments the material details of which have been set forth in the Financial Statements, or which have been otherwise disclosed to and approved by Lender in writing prior to the date of this Agreement;

           (ii) loans, advances, or investments to XVT, and loans, advances, or investments up to $250,000.00 in the aggregate in any fiscal year of Borrower to each other Subsidiary of Borrower (i.e., up to $250,000.00 per such Subsidiary);

           (iii) certificates of deposit of banks or savings and loan associations insured by an agency of the United States; and

           (iv) securities issued and/or guaranteed by the United States of America, the State of Texas, any other state of the United States, or any agency, unit, instrumentality or subdivision thereof;

         (c)       Consolidate with or merge into any other corporation;

         (d) (i) Create, incur, assume, or permit to exist, or allow any joint venture or partnership of which Borrower is a partner or venturer to create, incur, assume, or permit to exist any mortgage, pledge, security interest, lien, or encumbrance on any of their respective assets, including, without limitation, any accounts and accounts receivables (now owned or hereafter acquired), except as specifically disclosed in the Financial Statements, (ii) acquire or agree to acquire assets under any conditional sale agreement or title retention contract, or (iii) sell and leaseback any assets, except that the foregoing restrictions shall not apply to:

         (1)       liens for taxes, assessments and other
                   governmental charges not yet due;

         (2) liens of vendors, carriers, warehousemen, landlords, mechanics, laborers, and materialmen arising by law in the ordinary course of business for sums not yet due or being contested in good faith if reserve shall have been made therefor as required by GAAP;

         (3) Purchase money liens up to $250,000.00, in the aggregate in any fiscal year of Borrower, but only to the extent such liens secure Debt permitted under Section 6.1(a);

         (4) pledges or deposits in connection with or to secure worker's compensation, unemployment insurance, pensions or other employee benefits;

         (5) mortgages, pledges, security interests, liens, encumbrances, landlord's liens, or title retention contracts existing as of the date of this Agreement and disclosed to and approved by Lender in writing before the date hereof;

         (6) liens and/or security interests required by this Agreement; and

         (7)       landlord's liens consented to by Lender;

         (e) Permit any material change in the senior management or ownership of Borrower;

         (f) Sell, lease, transfer, convey, or otherwise dispose (except in the ordinary course of business) of all or any material part of its assets;

         (g) Change the general character of business as conducted as of the date hereof or engage in any type of business not reasonably related to its business as presently and normally conducted;

         (h) Materially change accounting practices, methods, or standards or the reporting format for any information furnished Lender under the terms and provisions of this Agreement, which accounting practices shall conform with GAAP throughout the term of this Agreement;

         (i) Permit the proceeds of the Notes to be used for any purpose other than the purposes set forth in Section 3.6 of this Agreement;

         (j) Enter into any transaction with an Affiliate, including, without limitation, the purchase, sale, or exchange of property of Borrower or the rendering of any service, unless the transaction is in the ordinary course of and pursuant to the reasonable requirements of Borrower's business and upon fair and reasonable terms no less favorable to Borrower than would be obtained in a comparable arm's length transaction with a Person not an Affiliate;

         (k) Enter into any transaction which materially and adversely affects or may materially and adversely affect any of the collateral securing the Obligations or Borrower's ability to repay the Obligations or permit or agree to any material extension, compromise, or settlement or make any material change or modification of any kind or nature with respect to any Account, including any of the terms relating thereto, other than discounts and allowances in the ordinary course of business;

         (l) Use any corporate name (other than its own) or any fictitious name, tradestyle, or "d/b/a";

         (m) Own, purchase, or acquire (or enter into any contract to purchase or acquire) any "margin security" as defined by any regulation of the Federal Reserve Board as now in effect or as the same may hereafter be in effect unless, prior to any such purchase or acquisition or entering into any such contract, Lender shall have received an opinion of counsel satisfactory to the effect that such purchase or acquisition will not cause this Agreement to violate Regulations G, T, U or X or any other regulation of the Federal Reserve Board then in effect;

         (n)       Change its fiscal year without first notifying Lender;
    or

         (o) File or consent to the filing of any consolidated income tax return with any Person other than a Subsidiary.


                                      SECTION 7
                                  EVENTS OF DEFAULT

        7.1 EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

         (a) The failure to pay when due any fee or payment under this Agreement, the Notes, any of the other Obligations, or any of the other Loan Documents;

         (b) A default or event of default by Borrower or any Guarantor in the due observance or performance of any of their respective obligations under this Agreement and the other Loan Documents (other than a payment default which is governed by Section 7.1(a) and any other Event of Default specifically enumerated in this Section 7.1), which is not cured within 30 days after notice thereof is provided by Borrower to Lender;

         (c) Any representation or warranty made by Borrower or any Guarantor in any of the Loan Documents proves to have been untrue in any material respect or any representation, statement (including Financial Statements), certificate or data furnished or made to the Lender as an inducement for Lender agreeing to enter in to this Agreement, or in accordance with the terms of this Agreement, proves to have been untrue in any material respect as of the date the facts therein set forth were stated or certified;

         (d) A default by Borrower or any Guarantor (whether as principal or guarantor or other surety) in the payment or performance of any bond, debenture, note or other evidence of indebtedness, or under any credit agreement, loan agreement, indenture, promissory note, or similar agreement or instrument executed in connection with any of the foregoing, and as a result thereof, the holder of the indebtedness or other obligation, has accelerated the time for payment of the indebtedness or other obligation or has otherwise commenced collection proceedings with respect thereto;

         (e) Borrower or any Guarantor shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of it or all or a substantial part of its assets, (ii) file a voluntary petition commencing a bankruptcy or other insolvency proceeding, (iii) make a general assignment for the benefit of creditors, (iv) be unable, or admit in writing its inability, to pay its debts generally as they become due, or (v) file an answer admitting the material allegations of a petition filed against it in a bankruptcy or other insolvency proceeding;

         (f) An order, judgment, or decree shall be entered against Borrower or any Guarantor, by any court of competent jurisdiction or by any other duly authorized authority, on the petition of a creditor or otherwise, granting relief in a bankruptcy or other insolvency proceeding or approving a petition seeking reorganization or an arrangement of its debts or appointing a receiver, trustee, conservator, custodian or liquidator of it or all or any substantial part of its assets and such order, judgment or decree shall not be dismissed or stayed within 90 days;

         (g) The levy against any significant portion of the property of Borrower or any Guarantor, or any execution, garnishment, attachment, sequestration, or other writ or similar proceeding which is not permanently dismissed or discharged within 90 days after the levy;

         (h) A final and non-appealable order, judgment or decree, which is uninsured in an amount in excess of $250,000.00, shall be entered against Borrower, and such order, judgment or decree shall not be paid, dismissed, or stayed within 90 days;

         (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Internal
    Revenue Code) involving any Plan; any "accumulated funding deficiency"
    (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan for which an excise tax is due or would be due in the absence of a waiver; a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Lender, likely to result in the termination of such Plan for purposes of Title IV of ERISA; any Single Employer Plan shall terminate for purposes of Title IV of ERISA; the Borrower, or any Affiliate shall incur, or in the reasonable opinion of the Lender, be likely to incur any liability in connection with a withdrawal from, or the insolvency or reorganization of, a multiemployer plan; or any other event or condition shall occur or exist with respect to a Plan and the result of such events or conditions referred to in this subsection (j) could subject the Borrower, or any Affiliate to any tax (other than an excise tax under Section 4980 of the Internal Revenue Code), penalty or other liabilities which taken in the aggregate would have an adverse effect on Borrower and any such circumstance shall exist for in excess of 90 days;

         (j) Cessation of a substantial part of the business of Borrower or XVT for a period which significantly affects Borrower's or XVT's capacity to continue each of their particular businesses, on a profitable basis; or Borrower or XVT shall suffer the loss or revocation of any license or permit now held or hereafter acquired by Borrower or XVT which is necessary to continue the lawful operation of each of their particular business; or Borrower or XVT shall be enjoined, restrained, or in any way prevented by court, governmental, or administrative order from conducting all or any material part of each of their respective business affairs;

         (k) Borrower, any Guarantor, or any Affiliate shall challenge or contest in any action, suit, or proceeding the validity or enforceability of this Agreement or any of the other Loan Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any lien or security interests granted to Lender;

         (l) Borrower, any Guarantor, or any Affiliate shall be criminally indicted or convicted under any law that could lead to a forfeiture of any material portion of the property of Borrower, any Affiliate, or any Guarantor;

         (m) Borrower or XVT shall fail to comply in any material respect with any order, decree, ruling, or plan issued by the Environmental Protection Agency or any other Governmental Authority relating to the Property of Borrower or XVT or otherwise, and which order, decree, ruling, or plan is not reversed or Borrower's obligations with respect thereto are not otherwise discharged within 90 days after the entry thereof;
                                          30

         (n) Borrower or any Guarantor shall have (i) concealed, removed, or diverted, or permitted to be concealed, removed, or diverted, any part of its property, with intent to hinder, delay or defraud its creditors or any of them; (ii) made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or (iii) shall have suffered or permitted, while insolvent, any creditor to obtain a lien upon any of their respective property through legal proceedings or otherwise which is not vacated within 90 days from the date thereof; and

         (o) The liens and/or security interests granted in any Security Instrument shall not constitute a first and prior lien and/or security interest upon the collateral described therein, except as otherwise disclosed to and agreed by Lender in writing.


                                      SECTION 8
                            RIGHTS AND REMEDIES OF LENDER

        8.1 ACCELERATION. Upon the occurrence and continuance of any Event of Default, Lender, at its option and without any notice of intent to accelerate, notice of acceleration, or other notice or demand, may declare the entire principal amounts of the Notes then outstanding and the interest accrued thereon immediately due and payable, and the said entire principal, interest and all other amounts owing thereunder shall thereupon become immediately due and payable without presentment, demand, protest, notice of protest or other notice of default or dishonor of any kind, all of which are hereby expressly waived by Borrower.

        8.2 ADDITIONAL RIGHTS. Upon the occurrence and continuance of any Event of Default, Lender shall have, in addition to the rights and remedies given it in the Loan Documents, all of the rights and remedies allowed by applicable ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any governmental or political subdivision or agency thereof, or any court or similar entity established by any such subdivision or agency.

        8.3 TERMINATION OF OBLIGATIONS. Upon the occurrence and continuance of any Default, any obligation of Lender under this Agreement shall immediately and automatically cease and terminate unless and until Lender shall reinstate the same in writing, which reinstatement shall be required if the Default or Event of Default is cured in a timely manner and in a manner satisfactory to Lender.


                                      SECTION 9
                                    MISCELLANEOUS

        9.1 REPLACEMENT OF PRIOR LOAN AGREEMENT. Borrower and Lender agree and acknowledge that this Agreement shall restate, modify, and fully replace the Prior Loan

Agreements and that the terms and provisions of this Agreement shall govern and control the relationship between Borrower and Lender, except that Borrower agrees that the representations and warranties made by Borrower in the Prior Loan Agreements were true and correct as of the date of the Prior Loan Agreements.

        9.2 OTHER ADVANCES. Borrower and Lender acknowledge and agree that in the future, Borrower may apply for and Lender may agree to fund additional loans to Borrower. Borrower and Lender agree that all existing and hereafter created loans and other advances from Lender, or any of its predecessors or successors in interest, to Borrower, whether or not such loans are particularly described in this Agreement, as may be amended from time to time, shall constitute Obligations for purposes of this Agreement and shall be subject to the terms, provisions, covenants, and agreements set forth in this Agreement.

        9.3 NO DUTY OR SPECIAL RELATIONSHIP. Borrower acknowledges that Lender has no duty to Borrower with respect to the loan transactions set forth in this Agreement except as expressly provided for in this Agreement and the other Loan Documents, and acknowledge that no fiduciary, trust, or other special relationship exists between Lender and Borrower.

        9.4 OTHER REMEDIES NOT REQUIRED. Borrower may be required to pay the Notes in full without the assistance of any other party, or any collateral or security for the Notes. Lender shall not be required to mitigate damages, file suit, or take any action to foreclose, proceed against or exhaust any collateral or security in order to enforce payment of the Notes.

        9.5 NO CONTROL BY LENDER. BORROWER AGREES AND ACKNOWLEDGES THAT ALL OF THE COVENANTS AND AGREEMENTS PROVIDED FOR AND MADE BY BORROWER IN THIS AGREEMENT AND IN THE OTHER LOAN DOCUMENTS ARE THE RESULT OF EXTENSIVE AND ARMS-LENGTH NEGOTIATIONS BETWEEN BORROWER AND LENDER. LENDER'S RIGHTS AND REMEDIES PROVIDED FOR IN THIS AGREEMENT AND IN THE OTHER LOAN DOCUMENTS ARE INTENDED TO PROVIDE LENDER WITH A RIGHT TO OVERSEE BORROWER'S ACTIVITIES AS THEY RELATE TO THE LOAN TRANSACTIONS PROVIDED FOR IN THIS AGREEMENT, WHICH RIGHT IS BASED ON LENDER'S VESTED INTEREST IN BORROWER'S ABILITY TO PAY THE NOTES AND PERFORM THE OTHER OBLIGATIONS. NONE OF THE COVENANTS OR OTHER PROVISIONS CONTAINED IN THIS AGREEMENT SHALL, OR SHALL BE DEEMED TO, GIVE LENDER THE RIGHT OR POWER TO EXERCISE CONTROL OVER, OR OTHERWISE IMPAIR, THE DAY-TO-DAY AFFAIRS, OPERATIONS, AND MANAGEMENT OF BORROWER; PROVIDED THAT IF LENDER BECOMES THE OWNER OF ANY STOCK OF ANY ENTITY, WHICH ENTITY OWNS AN INTEREST IN BORROWER, WHETHER THROUGH FORECLOSURE OR OTHERWISE, LENDER THEREAFTER SHALL BE ENTITLED TO EXERCISE SUCH LEGAL RIGHTS AS IT MAY HAVE BY BEING A SHAREHOLDER OF SUCH ENTITY.

        9.6 NO PARTNERSHIP. Nothing herein is intended, nor shall it be deemed or construed as, to create a partnership, joint venture, or common interest in profits or income between Borrower and Lender, or to make Lender in any way responsible for the debts or losses of Borrower or with respect to the collateral described in the Security Instruments. Borrower and Lender disclaim any sharing of liabilities, losses, costs or expenses.

        9.7 PAST DUE PAYMENTS. All past due principal and interest on the Notes and any other Obligations shall bear interest at lesser of the Maximum Rate, or a rate equal to five percent (5%) above the prime rate of interest as announced by Lender.

        9.8 REPRESENTATIONS AND WARRANTIES. All representations and warranties of Borrower herein, and all covenants and agreements made by Borrower herein made before the effective date of this Agreement, shall survive such date.

        9.9 NOTICE. All notices, demands, requests, and communications permitted or required under this Agreement shall be in writing, may be personally served or sent by telex (confirmed by telephone), telecopier (confirmed by telephone), U.S. mail or any express mail service, and shall be effective upon receipt, such receipt being deemed to occur 48 hours after its deposit in the U.S. mail, postage prepaid or 24 hours after its transmission by telex, telecopier or express mail service, as the case may be, addressed to the individuals and addresses indicated below:

         (a)  If to Borrower:

              Peregrine Systems, Inc.
              12670 High Bluff Drive
              San Diego, California  92130

         (b)  If to Lender:

              NationsBank of Texas, N.A.
              P. O. Box 2518
              Houston, Texas  77299-2518
              Attention:  Jan Chism Wright
                          Vice President

Any party may, by proper written notice to the other party, change the individuals or addresses to which such notices shall thereafter be sent.

        9.10 BINDING EFFECT. All covenants and agreements of Borrower under this Agreement shall bind the respective successors and assigns of Borrower and shall inure to the benefit of Lender and its successors and assigns. The rights of Borrower under this Agreement are not assignable.

        9.11 INCONSISTENCIES AND CONFLICTS. To the extent any irreconcilable conflicts or inconsistencies exist between the terms of this Agreement and any of the other Loan Documents, the terms of this Agreement shall govern and control.

        9.12 RENEWAL OF INDEBTEDNESS. All provisions of this Agreement relating to the Notes shall apply with equal force and effect to each and all promissory notes hereafter executed which in whole or in part represent a renewal, extension or rearrangement of any part of the indebtedness originally represented by the Notes, or either of them, provided that nothing herein shall constitute a commitment or offer by Lender to such a renewal, extension or rearrangement.

        9.13 NO WAIVER. No course of dealing on the part of Lender, its officers or employees, nor any failure or delay by Lender with respect to exercising any of its rights, remedies, powers or privileges under the Loan Documents shall operate as a waiver thereof. No indulgence by Lender, or waiver of compliance with any of the terms, covenants, or provisions of the Loan Documents, shall be construed as a waiver of Lender's right to subsequently require strict performance by Borrower and any other Person of the Loan Documents. The rights and remedies of Lender under the Loan Documents shall be cumulative and the exercise or partial exercise of any such rights or remedies shall not preclude the exercise of any other rights or remedies.

        9.14 APPLICABLE LAW. EXCEPT AS OTHERWISE PROVIDED IN THE LOAN DOCUMENTS, THE LOAN DOCUMENTS SHALL BE DEEMED TO BE CONTRACTS MADE UNDER, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY, THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA APPLICABLE TO TRANSACTIONS WITHIN THE STATE OF TEXAS.

        9.15 AMENDMENT. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

        9.16 FUTURE ADVANCES. No advance under the Notes shall constitute a waiver of any of the conditions of Lender's obligation to make further advances nor, in the event Borrower is unable to satisfy any such condition, shall any such waiver have the effect of precluding Lender from thereafter declaring such inability to be a Default.

        9.17 SEVERABILITY. In the event any provision contained in any of the Loan Documents shall, for any reason, be held invalid, illegal or unenforceable in any respect, such provision shall be severed from the applicable Loan Document, and such invalidity, illegality or unenforceability shall not affect any other provision of the applicable Loan Document.

        9.18 LENDER'S DISCRETION. All matters hereunder that require Lender's discretion, (including, without limitation, whether Borrower has satisfied any condition precedent), Lender shall use its sole and reasonable discretion, except as otherwise provided for herein. Further, Lender may in its sole discretion waive any of its rights with respect to a particular Event of Default.

        9.19 ENTIRE AGREEMENT. This Agreement and the documents referred to herein embody the entire agreement with respect to the respective rights, obligations, and liabilities of the Parties and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. Any conflicts or inconsistencies between the terms and provisions of this Agreement and the terms and provisions of any of the other Loan Documents shall be governed and controlled by this Agreement. This Agreement may be amended only by an instrument in writing executed by the party to be bound thereby, and may be supplemented only by documents delivered in accordance with the express terms hereof. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

        9.20 COUNTERPARTS. This Agreement may be executed in two or more counterparts, and it shall not be necessary that any one counterparts be executed by all of the parties hereto. Each fully or partially executed counterpart shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

        9.21 CONTROLLING AGREEMENT. Borrower and Lender intend to conform strictly to the applicable usury laws. All agreements between Lender and Borrower (or any other party liable with respect to any indebtedness under this Agreement and the other Loan Documents) are hereby limited by the provisions of this Section which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest contracted for, charged, or received under the Notes or otherwise exceed the Maximum Rate. If, from any possible construction of any document, interest would otherwise be payable to Lender in excess of the Maximum Rate, any such construction shall be subject to the provisions of this section and such document shall be automatically reformed and the interest payable to Lender shall be automatically reduced to the Maximum Rate, without the necessity of execution of any amendment or new document. If Lender shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the Maximum Rate, an amount equal to the amount which would have been excessive interest shall at the option of Lender, be refunded to Borrower or applied to the reduction of the principal amount owing hereunder in the inverse order of its maturity and not to the payment of interest. The right to accelerate maturity of the Notes or any other indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to Lender shall, to the extend permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the Maximum Rate.

        9.22 BUSINESS LOANS. Borrower warrants and represents to Lender, and to all other holders of any debt evidenced by the Notes, that the loan evidenced by the Notes are and shall be for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use.

        9.23 ARBITRATION. (a) ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW). THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

         (b) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE BORROWER'S DOMICILE AT THE TIME OF THIS AGREEMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

         (c) RESERVATION OF RIGHTS. NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR (II) BE A WAIVER BY LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF LENDER HERETO
(A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OR POSSESSION OR THE APPOINTMENT OF A RECEIVER. LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF

THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                  PEREGRINE SYSTEMS, INC.



                                  By:  /s/ David A. Farley
                                       -------------------------------------
                                  Name:  David A. Farley
                                         -----------------------------------

                                  Title: Chief Financial Officer
                                         -----------------------------------

                                                                     BORROWER



                                  NATIONSBANK OF TEXAS, N.A.



                                  By: /s/ Jan Chism Wright
                                       -------------------------------------
                                       Jan Chism Wright,
                                       Vice President

                                                                        LENDER

                                     EXHIBIT "A"

                  FORM OF BORROWING BASE AND COMPLIANCE CERTIFICATE


          This certificate dated as of _____________, 19__, is prepared pursuant to Section 5.1(c)(iii) of that certain Loan Agreement dated November ___, 1995 (the "LOAN AGREEMENT"), between Peregrine Systems, Inc., a Delaware corporation ("COMPANY"), and NationsBank of Texas, N.A. ("BANK"). Unless otherwise defined in this certificate, capitalized terms shall have the meaning given to them in the Loan Agreement.

          The Company hereby certifies (a) that no Event of Default has occurred or is continuing, (b) all of the representations and warranties made by the Company in the Loan Agreement are true and correct in all material respects on the date of this certificate as if made on this date, and (c) that as of _________________, 19___, the following amounts and calculations were true and correct:

I.   BORROWING BASE

     A.   Borrower

          1.   Total Accounts of Borrower         $
                                                   ------------
                         MINUS

          2.   Total Non-Business       $
                                         ------------
               Accounts of Borrower
                         EQUALS

          3.   Total Business Accounts       $
                                              ------------
               of Borrower
                         LESS

          4.   Total Business Accounts of
               Borrower more than 90 days
               aged from invoice date        $
                                              ------------

                         EQUALS

          5.   Total Eligible Accounts       $
                                              ------------
               of Borrower                 X        .80
                                           ------------
                                        $
                                         ------------

     B.   XVT

          1.   Total Accounts of XVT         $
                                              ------------

                         MINUS

          2.   Total Non-Business       $
                                         ------------
               Accounts of XVT
                         EQUALS

          3.   Total Business Accounts       $
                                              ------------
               of XVT
                         LESS

          4.   Total Business Accounts of
               XVT more than 90 days
               aged from invoice date        $
                                              ------------

                         EQUALS

          5.   Total Eligible Accounts       $
                                              ------------
               of XVT                    X        .80
                                         ------------
                                   $
                                    ------------

     C.   Borrowing Base (sum of A.5 and B.5)  $             (not to exceed
                                                ------------  $4,000,000.00)

                         MINUS

     D.   Outstanding Letters of Credit        $
                                                ------------

                    MINUS

     E.   The outstanding unpaid advances
          under Revolving Note                  $
                                                 ------------

                     EQUALS

     F.   Excess (Deficit)                      $
                                                 ------------
          I HEREBY CERTIFY THAT THE FOREGOING REPRESENTATIONS AND STATEMENTS ARE TRUE AND CORRECT AS OF THE DATE HEREOF.

                         PEREGRINE SYSTEMS, INC.


                         By:
                            --------------------------------------------

                         Printed Name:
                                       ------------------------------------
                         Title:
                                -------------------------------------------

                        FIRST AMENDMENT TO LOAN AGREEMENT


          This First Amendment to Loan Agreement (this "FIRST AMENDMENT") is made and entered into effective as of the 11th day of July, 1996, by and between PEREGRINE SYSTEMS, INC., a Delaware corporation ("BORROWER"), and NATIONSBANK OF TEXAS, N.A., a national banking association ("LENDER"), with offices in Houston, Texas.

                              W I T N E S S E T H:

          WHEREAS, pursuant to that certain Loan Agreement dated November 13, 1995 (the "LOAN AGREEMENT"), Lender agreed to make certain loans to Borrower upon the terms and conditions therein contained; and

          WHEREAS, the parties hereto desire to modify and amend certain terms and provisions of the Loan Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

     1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is modified as follows:

       1.1 The following definitions set forth in Section 1 of the Loan Agreement are deleted in their entirety and the following are substituted in place thereof:

               "AVAILABLE COMMITMENT" shall mean an amount equal to $4,500,000.00 MINUS the aggregate face amount of all outstanding Letters of Credit, MINUS the sum of the outstanding, advanced balance of the Revolving Note at such time.

               "REVOLVING NOTE" shall mean the Promissory Note dated July 11, 1996, in the maximum amount of $4,500,000.00, executed by Borrower, payable to the order of Lender, and any and all renewals, extensions, increases, modifications, replacements, restatements, and rearrangements thereof.

       1.2 Section 3.2 of the Loan Agreement is deleted in its entirety and the following is substituted in place thereof:

          Subject to the full, complete, and timely satisfaction of each of the terms and conditions of Section 2 of this Agreement and as elsewhere set forth herein, and relying on the representations and warranties of Borrower hereinafter set forth, Lender agrees to make available to Borrower a revolving line of credit pursuant to which Borrower may borrow, repay, and reborrow under the terms of this Agreement on or after the date hereof and prior to the Termination Date, amounts not exceeding at any one time outstanding an aggregate principal amount equal to the lesser of (i) an amount equal to $4,500,000.00, minus the aggregate face amount of all outstanding Letters of Credit, or (ii) the Borrowing Base, which revolving loan shall be evidenced by the issuance, execution, and delivery of the Revolving Note.

       1.3 Section 3.3 of the Loan Agreement is deleted in its entirety and the following is substituted in place thereof:

          Provided that no Default or Event of Default has occurred and is then existing, at the written request of Borrower, Lender shall issue irrevocable commercial or standby letters of credit or banker's acceptances (collectively referred to herein as the "LETTERS OF CREDIT"), up to an amount equal to $1,000,000.00 in the aggregate face amount of all Letters of Credit at any one time outstanding, for the benefit of such Person requested by Borrower and for the account of Borrower; provided that Borrower first fully and completely satisfies each of the following conditions:

               (i) the sum of the outstanding aggregate face amount of all outstanding Letters of Credit (including the amount of the requested Letter of Credit), plus the outstanding, advanced balance of the Revolving Note shall not exceed $4,500,000.00;

               (ii) Borrower shall have paid to Lender, in cash, a fee for the issuance of the requested Letter of Credit equal to the greater of (x) 2% per annum, calculated (on an annualized basis) on the face amount of the requested Letter of Credit from the date of the requested Letter of Credit through the stated expiration date of the Letter of Credit, or (y) $350.00;

               (iii) the term of each requested Letter of Credit shall not exceed 365 days, provided that in no event shall the expiration date of the requested Letter of Credit be later than six calendar months after the Termination Date; and

               (iv) Borrower shall have executed and delivered to Lender a letter of credit application (or such similar agreement relating to banker's acceptances) and all other documents required by Lender in connection with the issuance of the Letter of Credit, each of which shall be in form and substance satisfactory to Lender in its sole discretion.

Without limiting any of the foregoing, if, in any case, Borrower does not provide Lender with funds in the amount and on the date necessary to settle Lender's obligation under any draft drawn under any Letter of Credit (or payment under a banker's acceptance), Lender shall make, and Borrower shall accept, an advance by Lender to Borrower under the Revolving Note and this Agreement as of the day and time such drafts are paid by Lender and in the amount of the drafts so paid. All advances made on the Revolving Note prior to the Termination Date, pursuant to this Section, shall accrue interest and be payable in accordance with and pursuant to the terms of the Revolving Note. If the time for payment of the Revolving Note is not renewed and extended on the Termination Date (it being agreed that nothing herein shall constitute an offer or commitment by Lender to renew and extend the Revolving Note), any advance under the Revolving Note on or after the Termination Date, pursuant to this Section, notwithstanding any term or provision in the Revolving Note or this Agreement to the contrary, is payable in full (all outstanding principal and unpaid and accrued interest) on demand, which demand shall be deemed to have been made upon any funding thereof, and shall bear interest from the date of funding at the lesser of (x) Lender's prime rate of interest as set forth in the Revolving Note plus 5% per annum or (y) the Maximum Rate. Nothing herein shall constitute an offer or commitment by Lender to extend the time for payment of the Revolving Note. In case of any conflict between the terms of any letter of credit application (or such similar agreement relating to banker's acceptances) with respect to any Letter of Credit and the terms hereof, the terms of this Agreement shall control, except to the extent the letter of credit application (or such similar agreement relating to banker's acceptances) states that certain specified provisions thereof control, in which case those specified provisions of the letter of credit application (or such similar agreement relating to banker's acceptances) shall control.

       1.4 Section 3.4 of the Loan Agreement is deleted in its entirety and the following is substituted in place thereof:

          If, at any time, and for any reason, the sum of the outstanding principal balance under the Revolving Note exceeds the lesser of (a) $4,500,000.00, minus the aggregate face amount of all outstanding Letters of Credit, or (b) the Borrowing Base, Borrower shall pay on demand by Lender the amount of such excess to Lender for application towards reduction of the outstanding balance of the Revolving Note.

       1.5 Exhibit "A" of the Loan Agreement is deleted in its entirety and the Exhibit A attached to this First Amendment is substituted in place thereof.

     2. DEFINED TERMS. Words and terms used herein which are defined in the Loan Agreement are used herein as defined therein, except as specifically modified by the terms of this First Amendment. Terms used in this First Amendment which are not defined in the Loan Agreement are used therein as herein defined.

     3. LIEN CONTINUATION. The liens granted in the Security Instruments executed by Borrower are hereby ratified and confirmed as continuing to secure the payment of the Notes (as provided for therein). Nothing herein shall in any manner diminish, impair, or extinguish the indebtedness evidenced by the Notes or the liens securing the indebtedness evidenced by the Notes. The liens granted in the Security Instruments executed by Borrower are not waived. Borrower ratifies and acknowledges the Security Instruments executed by Borrower as valid, subsisting, and enforceable and agrees that the indebtedness evidenced by the Notes is just, due, owing, and unpaid, as stated herein, and is subject to no offsets, deductions, credits, charges, or claims of whatsoever kind or character, and further agrees that all offsets, credits, charges, and claims of whatsoever kind or character are fully settled and satisfied.

     4. REPRESENTATIONS AND WARRANTIES. The representations and warranties made by Borrower in Section 4 of the Loan Agreement are true and correct as of the date of this First Amendment.

     5. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THE LOAN AGREEMENT (AS HEREBY AMENDED) OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE TERMS OF THE ARBITRATION PROVISION SET FORTH IN THE LOAN AGREEMENT.

     6. NO CONTROL BY LENDER. BORROWER AGREES AND ACKNOWLEDGES THAT ALL OF THE COVENANTS AND AGREEMENTS PROVIDED FOR AND MADE BY BORROWER IN THIS FIRST AMENDMENT, THE LOAN AGREEMENT, AND IN THE OTHER LOAN DOCUMENTS ARE THE RESULT OF EXTENSIVE AND ARMS-LENGTH NEGOTIATIONS BETWEEN BORROWER AND LENDER. LENDER'S RIGHTS AND REMEDIES PROVIDED FOR IN THE LOAN AGREEMENT AND IN THE OTHER LOAN DOCUMENTS ARE INTENDED TO PROVIDE LENDER WITH A RIGHT TO OVERSEE BORROWER'S ACTIVITIES AS THEY RELATE TO THE LOAN TRANSACTIONS PROVIDED FOR IN THE LOAN AGREEMENT, WHICH RIGHT IS BASED ON LENDER'S VESTED INTEREST IN BORROWER'S ABILITY TO PAY THE NOTES AND PERFORM THE OTHER OBLIGATIONS. NONE OF THE COVENANTS OR OTHER PROVISIONS CONTAINED IN THE LOAN AGREEMENT SHALL, OR SHALL BE DEEMED TO, GIVE LENDER THE RIGHT OR POWER TO EXERCISE CONTROL OVER, OR OTHERWISE IMPAIR, THE DAY-TO-DAY AFFAIRS, OPERATIONS, AND MANAGEMENT OF BORROWER; PROVIDED THAT IF LENDER BECOMES THE OWNER OF ANY STOCK OF ANY ENTITY, WHICH ENTITY OWNS AN INTEREST IN BORROWER, WHETHER THROUGH FORECLOSURE OR OTHERWISE, LENDER THEREAFTER SHALL BE ENTITLED TO EXERCISE SUCH LEGAL RIGHTS AS IT MAY HAVE BY BEING A SHAREHOLDER OF SUCH ENTITY.

     7.   MISCELLANEOUS.

       7.1 PRESERVATION OF THE LOAN AGREEMENT. Except as specifically amended and modified by the terms of this First Amendment, all of the terms, provisions, covenants, warranties, and agreements contained in the Loan Agreement shall remain in full force and effect.

       7.2 COUNTERPARTS. This First Amendment may be executed in two or more counterparts, and it shall not be necessary that any one of the counterparts be executed by all of the parties hereto. Each fully or partially executed counterpart shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

       7.3 NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first above written.


                                            PEREGRINE SYSTEMS, INC.



                                            By:  /s/ David A. Farley
                                                 --------------------------
                                            Printed Name:  David A. Farley
                                                           ----------------
                                            Title:  Chief Financial Officer
                                                    -----------------------


                                            NATIONSBANK OF TEXAS, N.A.



                                            By: /s/ Raul Anaya
                                                ---------------------------
                                                Raul Anaya, Vice President

                                     EXHIBIT "A"

                  FORM OF BORROWING BASE AND COMPLIANCE CERTIFICATE

         This certificate dated as of _____________, 19__, is prepared pursuant to Section 5.1(c)(iii) of that certain Loan Agreement dated November ___, 1995 (as amended from time to time, the "LOAN AGREEMENT"), between Peregrine Systems, Inc., a Delaware corporation ("COMPANY"), and NationsBank of Texas, N.A. ("BANK"). Unless otherwise defined in this certificate, capitalized terms shall have the meaning given to them in the Loan Agreement.

         The Company hereby certifies (a) that no Event of Default has occurred or is continuing, (b) all of the representations and warranties made by the Company in the Loan Agreement are true and correct in all material respects on the date of this certificate as if made on this date, and (c) that as of _________________, 19___, the following amounts and calculations were true and correct:

I.  BORROWING BASE

    A.   Borrower

         1.   Total Accounts of Borrower         $
                                                  ------------
                   MINUS

         2.   Total Non-Business                 $
                                                  ------------
              Accounts of Borrower

                   EQUALS

         3.   Total Business Accounts                           $
                                                                 ------------
              of Borrower
                   LESS

         4.   Total Business Accounts of
              Borrower more than 90 days
              aged from invoice date                            $
                                                                 ------------

                   EQUALS

         5.   Total Eligible Accounts                           $
                                                                 ------------
              of Borrower                                        X        .80
                                                                 ------------
                                                 $
                                                  ------------

    B.   XVT

         1.   Total Accounts of XVT                             $
                                                                 ------------

                   MINUS

         2.   Total Non-Business                 $
                                                  ------------
              Accounts of XVT

                   EQUALS

         3.   Total Business Accounts                           $
                                                                 ------------
              of XVT
                   LESS

         4.   Total Business Accounts of
              XVT more than 90 days
              aged from invoice date                            $
                                                                 ------------

                   EQUALS

         5.   Total Eligible Accounts                           $
                                                                 ------------
              of XVT                                             X        .80
                                                                 ------------
                                                 $
                                                  ------------

    C.   Borrowing Base (sum of A.5 and B.5)                    $
                                                                 ------------
                                                   (not to exceed $4,500,000.00)

                   MINUS

    D.   Outstanding Letters of Credit                          $
                                                                 ------------

                   MINUS

    E.   The outstanding unpaid advances
         under Revolving Note                    $
                                                  ------------

                    EQUALS

    F.   Excess (Deficit)                                       $
                                                                 ------------

         I HEREBY CERTIFY THAT THE FOREGOING REPRESENTATIONS AND STATEMENTS ARE TRUE AND CORRECT AS OF THE DATE HEREOF.

                                       PEREGRINE SYSTEMS, INC.


                                       By:
                                          -------------------------------------
                                       Printed Name:
                                                    ---------------------------
                                       Title:
                                             ----------------------------------

                       SECOND AMENDMENT TO LOAN AGREEMENT


          This Second Amendment to Loan Agreement (this "SECOND AMENDMENT") is made and entered into effective as of the ____ day of September, 1996, by and between PEREGRINE SYSTEMS, INC., a Delaware corporation ("BORROWER"), and NATIONSBANK OF TEXAS, N.A., a national banking association ("LENDER"), with offices in Houston, Texas.

                              W I T N E S S E T H:

          WHEREAS, pursuant to that certain Loan Agreement dated November 13, 1995 (as heretofore amended, the "LOAN AGREEMENT"), Lender agreed to make certain loans to Borrower upon the terms and conditions therein contained; and

          WHEREAS, pursuant to a First Amendment to Loan Agreement dated as of July 11, 1996, Borrower and Lender have modified and amended the terms and provisions of the Loan Agreement; and

          WHEREAS, the parties hereto desire to further modify and amend certain terms and provisions of the Loan Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

     1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is modified as follows:

          1.1 All references in the Loan Agreement to XVT and to the XVT Security Agreement are deleted in their entirety.

          1.2 Exhibit "A" of the Loan Agreement is deleted in its entirety and the Exhibit A attached to this Second Amendment is substituted in place thereof.

     2. RELEASE OF XVT SOFTWARE. At the request of Borrower, Lender has and does hereby release and discharge (a) all obligations and liabilities of XVT Software, Inc. under the Guaranty Agreement dated November 13, 1995, and (b) all security interests and liens granted by XVT Software, Inc. in the Security Agreement dated November 13, 1995; it being the intent of Lender and Borrower that XVT Software, Inc. and its assets shall no longer be obligated or otherwise secure the loan transactions set forth in the Loan Agreement. At the request of Borrower, Lender shall, at Borrower's cost and expense, execute all UCC-3 Termination Statements required by Borrower in connection with the foregoing.

     3. DEFINED TERMS. Words and terms used herein which are defined in the Loan Agreement are used herein as defined therein, except as specifically modified by the terms of this Second Amendment. Terms used in this Second Amendment which are not defined in the Loan Agreement are used therein as herein defined.

     4. LIEN CONTINUATION. The liens granted in the Security Instruments executed by Borrower are hereby ratified and confirmed as continuing to secure the payment of the Notes (as provided for therein). Nothing herein shall in any manner diminish, impair, or extinguish the indebtedness evidenced by the Notes or the liens securing the indebtedness evidenced by the Notes. The liens granted in the Security Instruments executed by Borrower are not waived. Borrower ratifies and acknowledges the Security Instruments executed by Borrower as valid, subsisting, and enforceable and agrees that the indebtedness evidenced by the Notes is just, due, owing, and unpaid, as stated herein, and is subject to no offsets, deductions, credits, charges, or claims of whatsoever kind or character, and further agrees that all offsets, credits, charges, and claims of whatsoever kind or character are fully settled and satisfied.

     5. REPRESENTATIONS AND WARRANTIES. The representations and warranties made by Borrower in Section 4 of the Loan Agreement (as hereby amended) are true and correct as of the date of this Second Amendment.

     6. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THE LOAN AGREEMENT (AS HEREBY AMENDED) OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE TERMS OF THE ARBITRATION PROVISION SET FORTH IN THE LOAN AGREEMENT.

     7. NO CONTROL BY LENDER. BORROWER AGREES AND ACKNOWLEDGES THAT ALL OF THE COVENANTS AND AGREEMENTS PROVIDED FOR AND MADE BY BORROWER IN THIS SECOND AMENDMENT, THE LOAN AGREEMENT, AND IN THE OTHER LOAN DOCUMENTS ARE THE RESULT OF EXTENSIVE AND ARMS-LENGTH NEGOTIATIONS BETWEEN BORROWER AND LENDER. LENDER'S RIGHTS AND REMEDIES PROVIDED FOR IN THE LOAN AGREEMENT AND IN THE OTHER LOAN DOCUMENTS ARE INTENDED TO PROVIDE LENDER WITH A RIGHT TO OVERSEE BORROWER'S ACTIVITIES AS THEY RELATE TO THE LOAN TRANSACTIONS PROVIDED FOR IN THE LOAN AGREEMENT, WHICH RIGHT IS BASED ON LENDER'S VESTED INTEREST IN BORROWER'S ABILITY TO PAY THE NOTES AND PERFORM THE OTHER OBLIGATIONS. NONE OF THE COVENANTS OR OTHER PROVISIONS CONTAINED IN THE LOAN AGREEMENT SHALL, OR SHALL BE DEEMED TO, GIVE LENDER THE RIGHT OR POWER TO EXERCISE CONTROL OVER, OR OTHERWISE IMPAIR, THE DAY-TO-DAY AFFAIRS, OPERATIONS, AND MANAGEMENT OF BORROWER; PROVIDED THAT IF LENDER BECOMES THE OWNER OF ANY STOCK OF ANY ENTITY, WHICH ENTITY OWNS

AN INTEREST IN BORROWER, WHETHER THROUGH FORECLOSURE OR OTHERWISE, LENDER THEREAFTER SHALL BE ENTITLED TO EXERCISE SUCH LEGAL RIGHTS AS IT MAY HAVE BY BEING A SHAREHOLDER OF SUCH ENTITY.

     8.   MISCELLANEOUS.

          8.1 PRESERVATION OF THE LOAN AGREEMENT. Except as specifically amended and modified by the terms of this Second Amendment, all of the terms, provisions, covenants, warranties, and agreements contained in the Loan Agreement shall remain in full force and effect.

          8.2 COUNTERPARTS. This Second Amendment may be executed in two or more counterparts, and it shall not be necessary that any one of the counterparts be executed by all of the parties hereto. Each fully or partially executed counterpart shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

          8.3 NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first above written.


                                            PEREGRINE SYSTEMS, INC.



                                            By:  /s/ Alan Hunt
                                                     --------------------------
                                            Printed Name:  Alan Hunt
                                                           --------------------
                                            Title:


                                            NATIONSBANK OF TEXAS, N.A.


                                            By:  /s/ Raul Anaya
                                                 ------------------------------
                                                 Raul Anaya, Vice President

                                   EXHIBIT "A"

                FORM OF BORROWING BASE AND COMPLIANCE CERTIFICATE

               This certificate dated as of _____________, 19__, is prepared pursuant to Section 5.1(c)(iii) of that certain Loan Agreement dated
November ___, 1995 (as amended from time to time, the "LOAN AGREEMENT"), between Peregrine Systems, Inc., a Delaware corporation ("COMPANY"), and NationsBank of Texas, N.A. ("BANK"). Unless otherwise defined in this certificate, capitalized terms shall have the meaning given to them in the Loan Agreement.

               The Company hereby certifies (a) that no Event of Default has occurred or is continuing, (b) all of the representations and warranties made by the Company in the Loan Agreement are true and correct in all material respects on the date of this certificate as if made on this date, and (c) that as of _________________, 19___, the following amounts and calculations were true and correct:

I.   BORROWING BASE

     A.   Borrower

          1.   Total Accounts of Borrower        $____________

                   MINUS

          2.   Total Non-Business                $____________
               Accounts of Borrower

                   EQUALS

          3.   Total Business Accounts                   $____________
               of Borrower

                   LESS

          4.   Total Business Accounts of
               Borrower more than 90 days
               aged from invoice date                    $____________

                   EQUALS

          5.   Total Eligible Accounts                   $____________
               of Borrower                               x        .80
                                                         -------------
                   EQUALS

     C.   Borrowing Base                                 $____________
                                          (not to exceed $4,500,000.00)

                   MINUS

     D.   Outstanding Letters of Credit                  $____________

                   MINUS

     E.   The outstanding unpaid advances
          under Revolving Note                   $____________

                    EQUALS

     F.   Excess (Deficit)                               $____________

          I HEREBY CERTIFY THAT THE FOREGOING REPRESENTATIONS AND STATEMENTS ARE TRUE AND CORRECT AS OF THE DATE HEREOF.

                                            PEREGRINE SYSTEMS, INC.


     By:                                    By:
                                               --------------------------------
                                            Printed Name:
                                                         ----------------------
                                            Title:
                                                  -----------------------------

                        THIRD AMENDMENT TO LOAN AGREEMENT


          This Third Amendment to Loan Agreement (this "THIRD AMENDMENT") is made and entered into effective as of the 13th day of November, 1996, by and between PEREGRINE SYSTEMS, INC., a Delaware corporation ("BORROWER"), and NATIONSBANK OF TEXAS, N.A., a national banking association ("LENDER"), with offices in Houston, Texas.

                              W I T N E S S E T H:

          WHEREAS, pursuant to that certain Loan Agreement dated November 13, 1995 (as heretofore amended, the "LOAN AGREEMENT"), Lender agreed to make certain loans to Borrower upon the terms and conditions therein contained; and

          WHEREAS, pursuant to a First Amendment to Loan Agreement dated as of July 11, 1996, and Second Amendment to Loan Agreement dated as of September 9, 1996, Borrower and Lender have modified and amended the terms and provisions of the Loan Agreement; and

          WHEREAS, the parties hereto desire to further modify and amend certain terms and provisions of the Loan Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

     1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is modified as follows:

       1.1 The definition of "Termination Date" in Section 1 of the Loan Agreement is deleted in its entirety and the following is substituted in place thereof:

          "Termination Date" shall mean the earlier to occur of (a) December 16, 1996, or (b) an Event of Default.

     2. DEFINED TERMS. Words and terms used herein which are defined in the Loan Agreement are used herein as defined therein, except as specifically modified by the terms of this Third Amendment. Terms used in this Third Amendment which are not defined in the Loan Agreement are used therein as herein defined.

     3. LIEN CONTINUATION. The liens granted in the Security Instruments executed by Borrower are hereby ratified and confirmed as continuing to secure the payment of the Notes (as provided for therein). Nothing herein shall in any manner diminish, impair, or extinguish the indebtedness evidenced by the Notes or the liens securing the indebtedness evidenced by the Notes. The liens granted in the Security Instruments executed by Borrower are not waived. Borrower ratifies and acknowledges the Security Instruments executed by Borrower as valid, subsisting, and enforceable and agrees that the indebtedness evidenced by the Notes is just, due, owing, and unpaid, as stated herein, and is subject to no offsets, deductions, credits, charges, or claims of whatsoever kind or character, and further agrees that all offsets, credits, charges, and claims of whatsoever kind or character are fully settled and satisfied.

     4. REPRESENTATIONS AND WARRANTIES. The representations and warranties made by Borrower in Section 4 of the Loan Agreement (as hereby amended) are true and correct as of the date of this Third Amendment.

     5. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THE LOAN AGREEMENT (AS HEREBY AMENDED) OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE TERMS OF THE ARBITRATION PROVISION SET FORTH IN THE LOAN AGREEMENT.

     6. NO CONTROL BY LENDER. BORROWER AGREES AND ACKNOWLEDGES THAT ALL OF THE COVENANTS AND AGREEMENTS PROVIDED FOR AND MADE BY BORROWER IN THIS THIRD AMENDMENT, THE LOAN AGREEMENT, AND IN THE OTHER LOAN DOCUMENTS ARE THE RESULT OF EXTENSIVE AND ARMS-LENGTH NEGOTIATIONS BETWEEN BORROWER AND LENDER. LENDER'S RIGHTS AND REMEDIES PROVIDED FOR IN THE LOAN AGREEMENT AND IN THE OTHER LOAN DOCUMENTS ARE INTENDED TO PROVIDE LENDER WITH A RIGHT TO OVERSEE BORROWER'S ACTIVITIES AS THEY RELATE TO THE LOAN TRANSACTIONS PROVIDED FOR IN THE LOAN AGREEMENT, WHICH RIGHT IS BASED ON LENDER'S VESTED INTEREST IN BORROWER'S ABILITY TO PAY THE NOTES AND PERFORM THE OTHER OBLIGATIONS. NONE OF THE COVENANTS OR OTHER PROVISIONS CONTAINED IN THE LOAN AGREEMENT SHALL, OR SHALL BE DEEMED TO, GIVE LENDER THE RIGHT OR POWER TO EXERCISE CONTROL OVER, OR OTHERWISE IMPAIR, THE DAY-TO-DAY AFFAIRS, OPERATIONS, AND MANAGEMENT OF BORROWER; PROVIDED THAT IF LENDER BECOMES THE OWNER OF ANY STOCK OF ANY ENTITY, WHICH ENTITY OWNS AN INTEREST IN BORROWER, WHETHER THROUGH FORECLOSURE OR OTHERWISE, LENDER THEREAFTER SHALL BE ENTITLED TO EXERCISE SUCH LEGAL RIGHTS AS IT MAY HAVE BY BEING A SHAREHOLDER OF SUCH ENTITY.

     7.   MISCELLANEOUS.

       7.1 PRESERVATION OF THE LOAN AGREEMENT. Except as specifically amended and modified by the terms of this Third Amendment, all of the terms, provisions, covenants, warranties, and agreements contained in the Loan Agreement shall remain in full force and effect.

       7.2 COUNTERPARTS. This Third Amendment may be executed in two or more counterparts, and it shall not be necessary that any one of the counterparts be executed by all of the parties hereto. Each fully or partially executed counterpart shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

       7.3 NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the date first above written.


                                                PEREGRINE SYSTEMS, INC.



                                           By:  /s/ David A. Farley
                                                -------------------------------
                                           Printed Name:  David A. Farley
                                                          ---------------------
                                           Title:  Chief Financial Officer
                                                   ----------------------------

                                           NATIONSBANK OF TEXAS, N.A.



                                           By:  /s/ Raul Anaya
                                                ------------------------------
                                                Raul Anaya, Vice President

                       FOURTH AMENDMENT TO LOAN AGREEMENT


          This Fourth Amendment to Loan Agreement (this "FOURTH AMENDMENT") is made and entered into effective as of the 16th day of December, 1996, by and between PEREGRINE SYSTEMS, INC., a Delaware corporation ("BORROWER"), and NATIONSBANK OF TEXAS, N.A., a national banking association ("LENDER"), with offices in Houston, Texas.

                              W I T N E S S E T H:

          WHEREAS, pursuant to that certain Loan Agreement dated November 13, 1995 (as heretofore amended, the "LOAN AGREEMENT"), Lender agreed to make certain loans to Borrower upon the terms and conditions therein contained; and

          WHEREAS, pursuant to a First Amendment to Loan Agreement dated as of July 11, 1996, a Second Amendment to Loan Agreement dated as of September 9, 1996, and a Third Amendment to Loan Agreement dated as of November 13, 1996, Borrower and Lender have modified and amended the terms and provisions of the Loan Agreement; and

          WHEREAS, the parties hereto desire to further modify and amend certain terms and provisions of the Loan Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

     1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is modified as follows:

          1.1 The definitions assigned to the following terms in Section 1 of the Loan Agreement are deleted in their entirety and the following are substituted in place thereof:

          "AVAILABLE COMMITMENT" shall mean an amount equal to $4,500,000.00, MINUS the outstanding, advanced balance of the Revolving Note, MINUS the aggregate face amount of all outstanding Letters of Credit, MINUS the Credit Card Reserve.

          "REVOLVING NOTE" shall mean the Promissory Note dated December 16, 1996, in the maximum amount of $4,500,000.00, executed by Borrower, payable to the order of Lender, and any and all renewals, extensions, increases, modifications, replacements, restatements, and rearrangements thereof.

          "TERM NOTE" shall mean the Promissory Note dated December 16, 1996, in the original principal amount of $1,759,987.96, executed by Borrower, payable to the order of Lender, and all renewals, extensions, increases, modifications, replacements, restatements and rearrangements thereof.

          "TERMINATION DATE" shall mean the earlier to occur of (a) November 30, 1997, or (b) an Event of Default.

          1.2 The following term and the definition assigned to it are added to and made a part of Section 1 of the Loan Agreement:

          "CREDIT CARD RESERVE" shall mean a portion of the availability of the revolving loan evidenced by the Revolving Note, in an amount of $50,000.00.

          1.3 All references to the term, "BORROWING BASE" in the Loan Agreement are deleted in their entirety.

          1.4 Section 1.4 of the Loan Agreement is deleted in its entirety and the following is substituted in place thereof:

                  (a) Subject to the full, complete, and timely satisfaction of each of the terms and conditions of Section 2 of this Agreement and as elsewhere set forth herein, and relying on the representations and warranties of Borrower hereinafter set forth, Lender agrees to make available to Borrower a revolving line of credit pursuant to which Borrower may borrow, repay, and reborrow under the terms of this Agreement on or after the date hereof and prior to the Termination Date, amounts not exceeding at any one time outstanding an aggregate principal amount equal to $4,500,000.00, minus the aggregate face amount of all outstanding Letters of Credit, minus the Credit Card Reserve, which revolving loan shall be evidenced by the issuance, execution, and delivery of the Revolving Note.

                  (b) Borrower authorizes and directs Lender to make advances on the Revolving Note, for and on behalf of Borrower, from the Credit Card Reserve, to pay amounts due under and with respect to Borrower's credit card indebtedness for which the reserve was created and which have not been paid when due.

          1.5 Section 3.4 of the Loan Agreement is deleted in its entirety and the following is substituted in place thereof:

                  If, at any time, and for any reason, the sum of the outstanding principal balance under the Revolving Note exceeds an amount equal to $4,500,000.00, MINUS the aggregate face amount of all outstanding Letters of Credit, MINUS the Credit Card Reserve, Borrower shall pay on demand by Lender the amount of such excess to Lender for application towards reduction of the outstanding balance of the Revolving Note.

          1.6 Section 5.1(c) of the Loan Agreement is deleted in its entirety and the following is substituted in place thereof:

                  (c) Promptly furnish to Lender such information regarding the business affairs, financial condition, assets, liabilities, operations, and transactions of Borrower and Guarantor as Lender may reasonably request, and, without limiting the foregoing, furnish to Lender the following:

                     (i)  As soon as available, and
                          in any event within 30 days from the
                          end of each fiscal quarter of
                          Borrower, a financial statement,
                          prepared by Borrower, on a form
                          acceptable to Lender, signed by a
                          duly authorized officer of Borrower,
                          showing the financial condition of
                          Borrower, at the end of such fiscal
                          quarter and the results of operations
                          during such fiscal quarter, which
                          financial statement shall include,
                          but shall not be limited to, a
                          balance sheet, income statement, and
                          such other matters as Lender may
                          reasonably request;

                    (ii)  Within 30 days from the end of
                          each fiscal quarter of Borrower, a
                          listing and an aging, dated as of the
                          end of such calendar month, signed
                          and certified by a duly authorized
                          officer of Borrower, of the Accounts
                          and accounts receivable of Borrower
                          through the end of the preceding
                          quarter, which separates and shows
                          such Accounts as current (1-30 days
                          aged), 30 days or more but less than
                          60 days aged, 60 days or more but
                          less than 90 days aged, 90 days or
                          more aged, and such other information
                          as Lender may reasonably request;

                   (iii)  As soon as available, and in
                          any event within 120 days from the
                          end of Borrower's fiscal year, an
                          audited financial statement, showing
                          the financial condition of Borrower,
                          on a combined and consolidating
                          basis, at the close of its fiscal
                          year and the results of operation
                          during such fiscal year, which
                          financial statement shall be
                          materially complete and correct and
                          shall include, but shall not be
                          limited to, an operating statement, a
                          balance sheet, a reconciliation of
                          equity amounts, a source and
                          application of funds report, and such
                          other matters as Lender may request;
                          and

                    (iv)  As soon as available, and
                          in any event by September 30 of each
                          calendar year, a signed, and
                          unaudited financial statement for
                          John J. Moores, in form satisfactory
                          to Lender, which shall include,
                          without limitation, a current (v) an
                          asset and liability report, (w) a
                          source of cash report, (x) listing of
                          contingent liabilities, (y) an amount
                          and sources of spending report, and
                          (z) such other matters as Lender may
                          reasonably request.

          1.7 Exhibit "A" to the Loan Agreement is deleted in its entirety.

     2. DEFINED TERMS. Words and terms used herein which are defined in the Loan Agreement are used herein as defined therein, except as specifically modified by the terms of this Fourth Amendment. Terms used in this Fourth Amendment which are not defined in the Loan Agreement are used therein as herein defined.

     3. LIEN CONTINUATION. The liens granted in the Security Instruments executed by Borrower are hereby ratified and confirmed as continuing to secure the payment of the Notes (as provided for therein). Nothing herein shall in any manner diminish, impair, or extinguish the indebtedness evidenced by the Notes or the liens securing the indebtedness evidenced by the Notes. The liens granted in the Security Instruments executed by Borrower are not waived. Borrower ratifies and acknowledges the Security Instruments executed by Borrower as valid, subsisting, and enforceable and agrees that the indebtedness evidenced by the Notes is just, due, owing, and unpaid, as stated herein, and is subject to no offsets, deductions, credits, charges, or claims of whatsoever kind or character, and further agrees that all offsets, credits, charges, and claims of whatsoever kind or character are fully settled and satisfied.

     4. REPRESENTATIONS AND WARRANTIES. The representations and warranties made by Borrower in Section 4 of the Loan Agreement (as hereby amended) are true and correct as of the date of this Fourth Amendment.

     5.   ARBITRATION.  ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE
PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THE LOAN AGREEMENT (AS HEREBY AMENDED) OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE TERMS OF THE ARBITRATION PROVISION SET FORTH IN THE LOAN AGREEMENT.

     6.   NO CONTROL BY LENDER.  BORROWER AGREES AND ACKNOWLEDGES THAT ALL
OF THE COVENANTS AND AGREEMENTS PROVIDED FOR AND MADE BY BORROWER IN THIS FOURTH AMENDMENT, THE LOAN AGREEMENT, AND IN THE OTHER LOAN DOCUMENTS ARE THE RESULT OF EXTENSIVE AND ARMS-LENGTH NEGOTIATIONS BETWEEN BORROWER AND LENDER. LENDER'S RIGHTS AND REMEDIES PROVIDED FOR IN THE LOAN AGREEMENT AND IN THE OTHER LOAN DOCUMENTS ARE INTENDED TO PROVIDE LENDER WITH A RIGHT TO OVERSEE BORROWER'S ACTIVITIES AS THEY RELATE TO THE LOAN TRANSACTIONS PROVIDED FOR IN THE LOAN AGREEMENT, WHICH RIGHT IS BASED ON LENDER'S VESTED INTEREST IN BORROWER'S ABILITY TO PAY THE NOTES AND PERFORM THE OTHER OBLIGATIONS. NONE OF THE COVENANTS OR OTHER PROVISIONS CONTAINED IN THE LOAN AGREEMENT SHALL, OR SHALL BE DEEMED TO, GIVE LENDER THE RIGHT OR POWER TO EXERCISE CONTROL OVER, OR OTHERWISE IMPAIR, THE DAY-TO-DAY AFFAIRS, OPERATIONS, AND MANAGEMENT OF BORROWER; PROVIDED THAT IF LENDER BECOMES THE OWNER OF ANY STOCK OF ANY ENTITY, WHICH ENTITY OWNS AN

INTEREST IN BORROWER, WHETHER THROUGH FORECLOSURE OR OTHERWISE, LENDER THEREAFTER SHALL BE ENTITLED TO EXERCISE SUCH LEGAL RIGHTS AS IT MAY HAVE BY BEING A SHAREHOLDER OF SUCH ENTITY.

     7.   MISCELLANEOUS.

          7.1 PRESERVATION OF THE LOAN AGREEMENT. Except as specifically amended and modified by the terms of this Fourth Amendment, all of the terms, provisions, covenants, warranties, and agreements contained in the Loan Agreement shall remain in full force and effect.

          7.2 COUNTERPARTS. This Fourth Amendment may be executed in two or more counterparts, and it shall not be necessary that any one of the counterparts be executed by all of the parties hereto. Each fully or partially executed counterpart shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

          7.3 NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties have executed this Fourth Amendment as of the date first above written.


                                       PEREGRINE SYSTEMS, INC.



                                       By:  /s/ David A. Farley
                                       -------------------------
                                       Printed Name:  David A. Farley
                                       Title:  Chief Financial Officer


                                       NATIONSBANK OF TEXAS, N.A.



                                       By: /s/ Raul Anaya
                                       Raul Anaya, Vice President